UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to ss. 240.14a-12
Northfield Bancorp, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Northfield Bancorp, Inc.

2024

Notice of Annual Meeting of Stockholders and Proxy Statement

Banking. Locally grown.

Northfield Bancorp

2025 Notice of Annual Meeting of Stockholders and Proxy Statement

Banking. Locally grown.

April 14, 2025
Letter from
Our Chairman
Dear Fellow Stockholder:
The 2025 Annual Meeting of Stockholders of Northfield Bancorp, Inc.,  the parent of Northfield
Bank (collectively the “Company”), will be held in a virtual only format via live audio webcast. The meeting will be held on May 28, 2025, at 10:00 a.m. Eastern Time. You may participate in the
Annual Meeting, submit questions, and vote online, until voting is closed, at
www.virtualshareholdermeeting.com/NFBK2025.
The accompanying Notice of Annual Meeting and Proxy Statement describe the formal business expected to be transacted. During the Annual Meeting we also will report on the operations of the Company.
The business to be conducted at the Annual Meeting consists of the election of four directors, consideration of an advisory, non-binding resolution with respect to the executive compensation described in the Proxy Statement, consideration of an advisory, non-binding resolution with respect to the frequency of the stockholders’ vote on our executive compensation, and ratification of the appointment of Crowe LLP as independent registered public accounting firm for the year ending December 31, 2025.
Steven M. Klein
Chairman, President, and Chief Executive Officer
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Notice of Annual Meeting
of Stockholders
NORTHFIELD BANCORP, INC.
2025 ANNUAL MEETING OF STOCKHOLDERS

Date	Time	Location
May 28, 2025	10:00 a.m. Eastern Time	**VIRTUAL ONLY**
www.virtualshareholdermeeting.com/ NFBK2025
Notice is hereby given that the 2025 Annual Meeting of Stockholders of Northfield Bancorp, Inc. (sometimes referred to as the "Bancorp") will be held in a VIRTUAL ONLY format at 10:00 a.m., Eastern Time, on May 28,
2025 (the "Annual Meeting"). You may participate in the Annual Meeting, submit questions, and vote online, until voting is closed, at www.virtualshareholdermeeting.com/NFBK2025. The Meeting is for the purpose of considering and acting upon:
1.The election of four directors;
2.An advisory, non-binding resolution to approve the executive compensation described in the Proxy
Statement;
3.An advisory, non-binding proposal with respect to the frequency of the stockholders’ vote on our executive compensation;
4.The ratification of the appointment of Crowe LLP as independent registered public accounting firm for the year ending December 31, 2025; and
such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of
Directors is not aware of any other business to come before the Annual Meeting.
Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned. Stockholders of record at the close of business on
April 2, 2025, are the stockholders entitled to vote at the Annual Meeting, and any adjournments thereof.
All stockholders of record of Northfield Bancorp, Inc. entitled to vote during the live audio webcast should receive, by U.S. mail, a notice of internet availability of proxy material (the “Notice of Internet Availability”). The Notice of
Internet Availability will instruct you on how to access online and review the important information contained in the proxy materials. If you would like to receive a printed copy of our proxy materials, you should follow the instructions included in the Notice of Internet Availability for requesting such materials.

Your Vote is Important
Please vote as promptly as possible by using the Internet or telephone, or by signing, dating, and returning the
Proxy Card or Vote Authorization Form in the postage-paid envelope (mailed to those who requested and received paper copies of this Proxy Statement).
Even if you plan to participate in the live audio webcast, you may choose to vote your shares by Internet, by telephone or by signing, dating, and returning, in the postage paid envelope, the enclosed Proxy Card or Vote
Authorization Form, if you requested and received a paper copy of the Proxy Statement. Any proxy that you give may be revoked at any time before it is exercised. If your shares are not registered in your name, you will need additional documentation from the record holder to vote via the live audio webcast. YOU DO NOT NEED A
VOTING CONTROL NUMBER TO ACCESS THE ANNUAL MEETING, BUT YOU WILL ONLY BE ABLE TO VOTE
YOUR SHARES AND ASK QUESTIONS AT THE ANNUAL MEETING BY ENTERING YOUR VOTING CONTROL
NUMBER FOUND IN THE MATERIALS YOU RECEIVED.

By Order of the Board of Directors

Woodbridge, New Jersey	Susan Aufiero-Peters, Esq.
April 14, 2025	Senior Vice President and Corporate Secretary

Northfield Bancorp, Inc.	2025 Proxy Statement | i

Table of Contents

PROXY STATEMENT .......................................	1
Proxy Summary ....................................................	1
Annual Meeting of Stockholders ........................	3
Asking Questions at the Annual Meeting ..........	4
Revocation of Proxies ..........................................	4
Voting Securities and Principal Holders Thereof ..................................................................	4

CORPORATE GOVERNANCE AND BOARD MATTERS ..................................	6
Board of Directors, Leadership Structure, Role in Risk Oversight, Meetings and Standing Committees ...........................................................	6
Director and Director Nominee Evaluation Process ..................................................................	11
Director Nominees ...............................................	14
Directors Continuing In Office ...........................	17
Director Compensation .......................................	23
Transactions with Certain Related Persons ......	25
Participation at Annual Meetings of Stockholders .........................................................	26
Code of Conduct and Ethics ................................	26
Insider Trading Policy and Arrangements .........	26
Stock Ownership Guidelines ...............................	26
Prohibition Against Hedging and Borrowing ....	28
Policies and Practices Related to the Grant of Stock Options ....................................................	28
Stockholder Communications .............................	28
Executive Officers who are not Directors .........	31
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Northfield Bancorp, Inc.	2025 Proxy Statement | 1

Proxy Statement
2025 ANNUAL MEETING OF STOCKHOLDERS

Proxy Summary
Virtual Only
www.virtualshareholderme
eting.com/NFBK2025
Meeting Date & Time
May 28, 2025
10:00 a.m. Eastern Time

Proposals To Be Voted On & Board Recommendations

1	Election of Directors. Information regarding each nominee can be found beginning on page 14.	FOR

2	Advisory, non-binding resolution to approve executive compensation. Information regarding our executive compensation and be found beginning on page 32.	FOR

3
Advisory, non-binding proposal with respect to the
frequency that stockholders will vote on executive
compensation. Information regarding frequency of future
Say-on-Pay votes, can be found beginning on page 63.
1 YEAR

4
Ratification of the appointment of Crowe LLP as
independent registered public accounting firm for the
year ending December 31, 2025. Information regarding
fees and services of our independent registered public
accounting firm for the year ended December 31, 2024
can be found on page 64.
FOR

Nominees for Director

Name	Age	Director Since	Independent	Committees

Gil Chapman	71	2005	☑	Audit, Compliance & Information Technology, Nominating & Corporate Governance
Steven M. Klein	59	2013	☐	Ex Officio Member of all Board committees, with the exception of Audit, Compensation, and Nominating and Corporate Governance
Frank P. Patafio	64	2013	☑	Compliance & Information Technology, Loan, Risk
Paul V. Stahlin	72	2019	☑	Audit, Compensation, Risk

2 | 2025 Proxy Statement	Northfield Bancorp, Inc.

We recognize and respond to the evolving landscape of stakeholder expectations and regulatory frameworks and are committed to meeting the needs of our customers and investing in the communities we serve. Promoting the stability and sustainability of our community-focused operating model and providing for responsible and transparent corporate governance is a top priority.
Strong, Independent and Risk-Focused Governance Model
DIRECTOR
INDEPENDENCE
•Independent directors comprise 100% of our Nominating and
Corporate Governance, Compensation, and Audit Committees.
•Lead Independent Director.
1
1
•Robust stock ownership requirements for Directors and Executive
90%
90%
Officers.
•Prohibition against hedging and borrowing against Bancorp stock.
•Board oversight of key organizational risks including data privacy and
9
9
protection, and cybersecurity, with customer security resources found on our website and a comprehensive training and testing program.
•Executive Compensation aligned to Company performance and
competitive, stockholder-focused market practices.
Investing in the Future

Community Reinvestment Act (CRA) Rating
Northfield Bank received a Satisfactory Rating on our most recent CRA Exam.
☑ Lending: High Satisfactory ☑ Investment: High Satisfactory ☑ Service: High Satisfactory

1,500+

CRA-ELIGIBLE EMPLOYEE & DIRECTOR VOLUNTEER HOURS
•Focused on facility improvements, cost efficiency, and operational effectiveness.
•Product and service innovations to meet the needs of the
communities we serve.
•Developing our workforce through internal and external
training, and professional development programs.
•Providing health and welfare benefits focused on the needs of our workforce.
•100% Company funded Employee Stock Ownership Plan.
•Internship programs focused on introducing the next generation to the importance of community banking.
•Providing Fraud Prevention education to help consumers and
businesses recognize and prevent fraudulent scams.

Northfield Bancorp, Inc.	2025 Proxy Statement | 3

Giving Highlights
For over 16 years, the Northfield Bank Foundation has provided grants and donations totaling over $11 million to organizations in Staten Island, Brooklyn, and New Jersey.
Over
$11.5 Million
in Grants Since 2008
$857,760
Total 2024 Grants

Executive Compensation Overview

•Program tied to Company financial
performance and risk management.
•Balance of short-term and long-term, fixed and
variable, and cash and equity elements aligned
with the Company’s strategic objectives.
•Independent and experienced consultant
engaged directly by the Compensation
Committee.
•Compensation Committee periodically obtains
independent benchmarking of director and
executive compensation.
•Executive compensation targeted at 50th
percentile, with adjustments made for
experience and performance.

•Strong historical stockholder support of
executive compensation (over 95% in 2024).
•Timely feedback from stockholders - Company
supports annual “say-on-pay” vote.
•CEO Pay Ratio of 24 to 1 in 2024.
•Limited use of employment/change-in-control
contracts, all of which contain “double-triggers”
and no “evergreen” or “gross-up” provisions.
Payment formulas exclude retirement
contributions and perquisites, and limit health
and welfare benefits to 18 months.
•SEC compliant Clawback requirements
contained in incentive compensation plans and
Board-adopted policies for both cash and
performance based equity compensation.

Annual Meeting of Stockholders
This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Northfield Bancorp, Inc. (sometimes referred to as the “Board” or the "Board of Directors") to be used at the

4 | 2025 Proxy Statement	Northfield Bancorp, Inc.

2025 Annual Meeting of Stockholders of Northfield Bancorp, Inc., which will be held in a virtual only format via live audio webcast at www.virtualshareholdermeeting.com/NFBK2025 at 10:00 a.m., Eastern Time, on May 28,
2025, and all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being made available to stockholders on or about April 14, 2025.

Asking Questions at the Annual Meeting
Our virtual Annual Meeting will allow stockholders to submit questions during the meeting to be addressed during a designated question and answer period. In order to ask questions at the Annual Meeting a stockholder needs to enter their voting control number found in the materials the stockholder received.  We will answer as many stockholder-submitted questions as time permits, and any questions that we are unable to address during the
Annual Meeting will be answered following the meeting, with the exception of any questions that are irrelevant to the business of the Company or that are out of order or not otherwise suitable for the conduct of the Annual
Meeting as determined by the Chairman or the Corporate Secretary in their respective reasonable judgment. If we receive substantially similar questions, we may group such questions together and provide a single response to avoid repetition.

Revocation of Proxies
Stockholders who submit proxies may revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of our Board of Directors will be voted in accordance with the directions given thereon. You may vote by using the Internet or telephone, or by signing, dating, and returning your Proxy Card or Vote Authorization
Form to Northfield Bancorp, Inc. (if you requested and received a paper copy of the Proxy Statement).
Unrevoked proxies we receive that are signed and dated, but contain no instructions for voting, will be voted
“FOR” Proposals 1, 2, and 4, and for the "1 YEAR" option for Proposal 3 as set forth in this Proxy Statement.
Proxies may be revoked by sending written notice of revocation to the Corporate Secretary of Northfield
Bancorp, Inc., at 581 Main Street, Suite 810, Woodbridge, New Jersey 07095, or by returning a duly executed proxy bearing a later date (by internet, telephone or mail) as described on your Proxy Card. Participation virtually via live audio webcast of any stockholder who previously submitted a proxy cannot revoke such proxy unless the stockholder votes via live audio webcast at the Annual Meeting or delivers a written revocation to the Corporate
Secretary prior to the voting of such proxy.

Voting Securities and Principal Holders Thereof
Holders of record of our shares of common stock, as of the close of business on April 2, 2025, are entitled to one vote for each share held. As of April 2, 2025, there were 42,676,274 shares of common stock issued and outstanding. The presence via live audio webcast, or by proxy, of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-
votes will be counted for purposes of determining that a quorum is present. A list of such stockholders will be available for inspection at 581 Main Street, Suite 810, Woodbridge, New Jersey 07095 for 10 days prior to the
Annual Meeting.
As to the election of directors, a stockholder may: vote FOR all nominees proposed by the Board; vote to
WITHHOLD for all nominees; or vote FOR ALL EXCEPT one or more of the nominees being proposed. Directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which the authority to vote for the nominees being proposed is withheld.
As to the advisory, non-binding resolution to approve our executive compensation as described in this Proxy
Statement, a stockholder may: (i) vote “FOR” the resolution; (ii) vote “AGAINST” the resolution; or (iii) “ABSTAIN”
from voting on the resolution.  A majority of the votes cast at the Annual Meeting, without regard to either broker

Northfield Bancorp, Inc.	2025 Proxy Statement | 5

non-votes, or abstentions, is required for the approval of this non-binding resolution. While this vote is required, it will neither be binding on Northfield Bancorp, Inc. or the Board of Directors, nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on Northfield Bancorp, Inc. or the Board of
Directors.
As to the advisory, non-binding proposal with respect to the frequency that stockholders will vote on our executive compensation, a stockholder may select that stockholders: (i) consider the proposal every “1 YEAR”; (ii)
consider the proposal every “2 YEARS”; (iii) consider the proposal every “3 YEARS”; or (iv) “ABSTAIN” from voting on the proposal. Generally, approval of any matter presented to stockholders requires the affirmative vote of a majority of the votes cast. However, because this vote is advisory and non-binding, if none of the frequency options receive a majority of the votes cast, the option receiving the greatest number of votes will be considered the frequency recommended by stockholders. While this vote is required, it will neither be binding on Northfield
Bancorp, Inc. or the Board of Directors, nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on Northfield Bancorp, Inc. or the Board of Directors.
As to the ratification of Crowe LLP as our independent registered public accounting firm for the year ending
December 31, 2025, a stockholder may: (i) vote FOR the ratification; (ii) vote AGAINST the ratification; or (iii)
ABSTAIN from voting on such ratification. The affirmative vote of a majority of the votes cast at the Annual
Meeting, without regard to either broker non-votes, or abstentions, is required for the ratification of Crowe LLP as the independent registered public accounting firm for the year ending December 31, 2025.
Persons and groups who beneficially own in excess of 5% of our shares of common stock are required to file certain reports with the Securities and Exchange Commission (the “SEC”) regarding such ownership pursuant to the Securities Exchange Act of 1934 (the “Exchange Act”). The below table sets forth, as of April 2, 2025, the shares of our common stock beneficially owned by each person known to us who was the beneficial owner of more than 5% of the outstanding shares of common stock.
Under the Bancorp’s Certificate of Incorporation, subject to certain exceptions, record owners of the Bancorp’s common stock that is beneficially owned by a person who beneficially owns in excess of 10% of the outstanding shares are not entitled to vote any of the shares held in excess of the 10% limit.

Name and Address of Beneficial Owner(s)	Amount of Shares Owned and Nature of Beneficial Ownership(1)	Percent of Shares of Common Stock Outstanding
Northfield Bank Employee Stock Ownership Plan Trust and Northfield Bank Savings Plan 1013 Centre Road, Suite 300 Wilmington, DE 19805	3,414,174	8.00%
Blackrock, Inc. 50 Hudson Yards New York, NY 10001 (2)	4,973,291	11.65%
The Vanguard Group P.O. Box 2600 Valley Forge, PA 19482 (3)	2,271,914	5.32%
Dimensional Fund Advisors, LP Building One 6300 Bee Cave Road Austin, TX 78746 (4)	2,767,370	6.48%
(1)In accordance with Rule 13d-3 under the Exchange Act, a person or entity is deemed to be the beneficial owner for purposes of this table of any shares of common stock, if they have shared voting or investment power with respect to such security, or a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined. As used herein, “voting power” is the power to vote or direct the voting of shares and
“investment power” is the power to dispose or direct the disposition of shares, and includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting or investment power.
(2)This information is based on Schedule 13G/A filed with the Securities Exchange Commission on February 3, 2025.
(3)This information is based on Schedule 13F filed with the Securities Exchange Commission on February 11, 2025.
(4)This information is based on Schedule 13F filed with the Securities Exchange Commission on February 13, 2025.

6 | 2025 Proxy Statement	Northfield Bancorp, Inc.

Corporate Governance
and Board Matters

Board of Directors, Leadership Structure, Role in Risk Oversight, Meetings and Standing Committees
Board of Directors
There are currently ten members of the Board of Directors:
Annette Catino
Gil Chapman
John P. Connors Jr.
Timothy C. Harrison
Karen J. Kessler
Steven M. Klein
Rachana A. Kulkarni
Frank P. Patafio
Patrick L. Ryan(1)
Paul V. Stahlin
(1) Mr. Ryan will be retiring from the Board of Directors following the Annual Meeting and the number of Directors will be reduced to nine.
The Board of Directors determines the independence of each director in accordance with NASDAQ  rules. The
Board of Directors has determined that each of the above directors, other than Mr. Klein, meets the standards to be considered an independent director. In addition, the Board of Directors has determined that all of the above directors, other than Mr. Klein, qualify to serve on the Audit Committee and the Compensation Committee pursuant to additional applicable independence requirements and guidelines of NASDAQ and the rules and regulations of, and interpretations of, the SEC.
In making its independence determinations, the Board of Directors considered a reported relationship between
Connors & Connors, P.C. and a law firm that Northfield Bank uses for legal services.  The relationship involves a state court matter for which Connors & Connors, P.C.  serves as trial counsel and independent contractor for the law firm. Mr. Connors is not a partner, employee or controlling shareholder of the law firm Northfield Bank uses, and does not serve as “Of Counsel” for the law firm.  In 2024, Northfield Bank paid $42,041 in legal fees to the law firm. None of the work that Connors & Connors, P.C. performs or has performed for the law firm is related to the
Company in any way. In addition, in making its independence determinations, the Board of Directors also considered a reported family relationship between Mr. Harrison and an employee of Advance Local Media LLC, who is its chief executive officer, through which Northfield Bank places newspaper and digital advertisements.
There is no contract for such advertising. Northfield Bank pays for advertising space only and Advance Local
Media LLC does not provide any professional services. In 2024, Northfield Bank paid $12,668 in costs to Advance
Local Media LLC.
The Board of Directors, by its Nominating and Corporate Governance Committee, has also determined that directors Catino, Chapman, and Stahlin each meet the qualifications to serve as an “audit committee financial expert” as that term is used in the rules and regulations of the SEC. The Board of Directors has so designated Audit
Committee members Catino, Chapman, and Stahlin as “audit committee financial experts.”
Leadership Structure
The Nominating and Corporate Governance Committee and the Board of Directors periodically review the corporate governance model and functioning of the Board, including its effectiveness, and the ability of directors to identify and discuss topics of relevant interest or concern. The Board of Directors believes that it should maintain the flexibility to select its chair, and its Board leadership structure, based upon the Board’s operating needs and its assessment of what is in the best interest of the Company and its stockholders.  Mr. Klein serves as

Northfield Bancorp, Inc.	2025 Proxy Statement | 7

Chairman and Chief Executive Officer. The Board has discussed and evaluated the benefits and considerations of a unified role of Chair and Chief Executive Officer. The Board has concluded that a unified leadership role of Chair and Chief Executive Officer, in conjunction with a Lead Independent Director, and Lead Independent Director
Charter, was an appropriate leadership and governance structure for the Company.
As noted above, the Board of Directors recognizes the importance of strong independent leadership. Accordingly, in addition to the Board maintaining a supermajority of independent directors and independent Nominating and
Corporate Governance, Compensation, and Audit Committees, the Board also has designated the position of Lead
Independent Director. The Board of Directors believes that a strong lead independent director structure provides additional independent leadership, oversight, and benefits for the Company. Our Corporate Governance
Principles provide that a majority of the independent directors appoint the Lead Independent Director. The Lead
Independent Director serves for a two-year term or until such time that a successor has been appointed.
Currently, Mr. Harrison serves as the Board’s Lead Independent Director. The independent directors also have approved a Lead Independent Director Charter delineating the role and responsibilities of the Lead Independent
Director, which include the following:
•promote open and effective communications among the independent directors and between those non-
management directors and the management of the Company, including in particular the Chair and Chief
Executive Officer, and it further is the role of the Lead Independent Director to facilitate and promote the Board’s strength and independence;
•convene and chair executive sessions of the independent directors at least twice annually, and more frequently as may be necessary and, as appropriate, provide prompt feedback to the Chief Executive
Officer;
•coordinate and develop the agenda for executive sessions of the independent directors;
•coordinate feedback to the Chief Executive Officer on behalf of non-management and independent directors regarding business issues and management;
•coordinate with the Chair of the Board appropriate topics for the agendas for meetings of the Board and informational needs associated with those agendas and presentations;
•identify and develop, with the Chair of the Board and the Chair of the Nominating and Corporate
Governance Committee, the Board’s compositional needs and criteria for director candidates;
•coordinate, with the General Counsel, responses to questions and/or concerns from stockholders or other interested parties that were communicated or addressed to the Company’s non-management directors; and
•perform such other duties as may be necessary for the Board to fulfill its responsibilities or as may be requested by the Board as a whole, by the non-management directors, or by the Chair of the Board.
Our Lead Independent Director acts as a key intermediary with Company management and the independent directors and builds consensus among Board members.  The Lead Independent Director also reviews agendas for all regular sessions of the Board of Directors, providing the Chairman and Chief Executive Officer with feedback and insights.
Role in Risk Oversight
The Board of Directors oversees the Company's risk management activities to ensure that material risks are effectively identified, managed, and mitigated to facilitate the successful execution of the Company's strategic plan. This includes risks related to the use and development of artificial intelligence. The Board of Directors carries out this oversight primarily through the Risk Committee, in collaboration with its other committees, and receives regular reports from management on key risks, including credit, market, liquidity, operational, compliance, legal, cybersecurity, artificial intelligence, strategic, and reputational risks.  The Risk Committee has responsibility for overseeing the Company’s Enterprise Risk Management (“ERM”) Program, approving risk management policies, monitoring the Company's overall risk profile, including risk assessments, trends, emerging risks, adherence to the
Company's risk appetite and tolerance levels, and ensuring the implementation of mitigation strategies to manage

8 | 2025 Proxy Statement	Northfield Bancorp, Inc.

risks within those levels. In addition, the Risk Committee oversees the Company's Capital Plan, reviews significant initiatives to ensure proper risk identification, and ensures that the Board of Directors or one of its standing committees is monitoring its designated risk oversight responsibilities. The Risk Committee also addresses any other risks delegated by the Board of Directors and oversees the compensation (including incentive compensation) of the Chief Risk Officer. The Risk Committee receives regular reports from management, including the Chief Risk Officer, on key risk areas such as ERM, liquidity, contingency funding stress test results, asset and liability management, model risk governance, third-party risk management, fraud risk, and operational risk.
Each Board committee and its Chair works with the Company’s Chief Risk Officer and other members of management in overseeing its assigned risks. Each Board committee receives reports and information regarding relevant risks, including emerging risks and the actions taken by management to adequately address and mitigate those risks, directly from management and the Chief Risk Officer. Each Board committee is responsible for oversight of specific risks, including those outlined in each committee’s charter, and all Board Committees have climate and other sustainability-related oversight responsibilities and reputation risk oversight responsibilities, as they relate to those specific risks. In addition, director committee assignments are made with the intention of having directors serve on multiple committees to foster communications and synergies among committees, while reducing redundancies and inefficiencies.
The Board periodically receives reports and information about the Company’s ERM program directly from the
Risk Committee and members of management, including the Chief Risk Officer. The Chief Risk Officer report includes the following topics:  ERM; Information Security; Bank Secrecy Act and Security; Credit Risk
Management; Compliance, Community Reinvestment Act ("CRA"), and Fair Lending; and Regulatory and
Economic Highlights.  Committee Chairs make periodic reports to the Board of Directors regarding significant activities and actions of their committee, including activities related to risk monitoring and oversight. The reports are discussed and accepted by the Board of Directors, with specific approvals provided for certain actions of the committees.
Cybersecurity and Privacy
The Board of Directors is committed to ensuring that the Company maintains a cybersecurity program that effectively identifies, assesses, and manages significant risks related to cybersecurity threats, while also protecting the privacy of our customers. The Company's cybersecurity risk management program is an integrated component of the ERM intended to protect the confidentiality, integrity and availability of our critical systems and information. We maintain a Security Center page on our website, which includes a Cybersecurity Oversight statement that lists the ongoing risk management roles and responsibilities of management and the Compliance and Information Technology (“IT”) Committee. The Board of Directors, through the Compliance and IT Committee provides oversight over the Company's cybersecurity efforts.  This committee is responsible for ensuring the
Company's cybersecurity practices are aligned with the latest industry standards, regulatory requirements, and best practices. Our Chief Information Security Officer provides the Compliance and IT Committee with periodic reports on our cybersecurity risks and any material cybersecurity incidents.  The Compliance and IT Committee retains an independent external cybersecurity consultant who attends all its meetings and reports directly to the
Committee chair.  This consultant provides cybersecurity advisory services to the Compliance and IT Committee consisting of (i) participating in the Compliance and IT Committee meetings as a cybersecurity subject matter expert; (ii) reviewing board reporting packages around the status of the Information and Cybersecurity Program for determining whether relevant information is communicated; and (iii) developing director cybersecurity training as directed by the Compliance and IT Committee for both this committee and the Board of Directors. The independent external cybersecurity consultant provides periodic challenge to the reports by the Chief
Information Officer and by the Chief Information Security Officer. The Company has an information security training and compliance program with interactive training modules (including for directors) and phishing exercises throughout each year. Please see the Cybersecurity section of our Annual Report on Form 10-K for the year ended
December 31, 2024 for additional information.
The Company employs policies, procedures and practices intended to safeguard the personal information of our customers and employees. Northfield Bank's Compliance, CRA and Privacy Officer, under the Office of Risk

Northfield Bancorp, Inc.	2025 Proxy Statement | 9

Management, has a direct reporting line to the Compliance and IT Committee. We have instituted policies and procedures to ensure customer information is collected and used in accordance with federal and state regulation, and that customers are notified of their rights regarding privacy. The Company maintains an Information and
Cybersecurity Program designed to prevent, detect, and respond to risks of unauthorized access, use, disclosure, disruption, modification, or destruction of data and information. The Chief Risk Officer periodically reports to the
Board of Directors on material cybersecurity and privacy matters.  Lastly, the Company has implemented a training program to ensure all directors and employees have a clear understanding regarding the proper collection, protection, and handling of customer information.
Employee Compensation Programs
The Compensation Committee meets periodically, but not less than annually, with the Company’s Chief Risk
Officer, the Enterprise Risk Management Officer, the Chief Internal Auditor, the Director of Human Resources, its
independent compensation consultant, and the Chief Executive Officer to review the risk assessment of all of the
Company’s compensation programs (including cash incentive compensation programs below the executive officer level administered by management). The objective of the review is to ensure that the compensation programs do not encourage behaviors that expose the Company to unacceptable types and levels of risk in relation to its business model.
Annually, the Chief Internal Auditor conducts an audit and provides a report to the Compensation Committee regarding the procedures performed and conclusions, related to the annual cash incentive compensation awards, performance-based vesting of equity awards, and annual expenses for the Named Executive Officers.  For executive officers, the Compensation Committee evaluates, in consultation with the Chief Risk Officer, Enterprise
Risk Manager, the Director of Human Resources, the Chief Internal Auditor, and its independent compensation consultant, the balance of compensation elements between cash and equity, fixed versus variable, and long-term versus short-term. The evaluation considers, among other things, the level of potential cash incentive compensation as compared to base salary, the focus of goals, weighting, appropriateness of clawbacks, and the balance of such goals, as well as internal controls in place to mitigate possible high-risk behaviors.
Also annually, the Enterprise Risk Management Officer, in consultation with the Chief Risk Officer and the
Director of Human Resources, conducts a risk assessment and provides a report to the Compensation Committee on all other compensation programs maintained by the Company. The report includes, among other things, the parameters for potential cash incentive compensation as compared to base salary, the focus of goals, usage of clawbacks, and balance of such goals, as well as internal controls in place to mitigate possible high-risk behaviors.
Based upon this audit report and this risk assessment, the Compensation Committee concluded that the compensation programs (including cash incentive and performance-based equity compensation) for all employee levels were based on balanced performance metrics that were reasonable in relation to base salary, and promoted disciplined progress towards longer-term strategic objectives.  The Compensation Committee also concluded, among other things, that the compensation programs did not motivate improper risk taking, and are not reasonably likely to have a material adverse effect on the Company. The Company will continue to conduct risk assessments and review compensation processes in light of changing circumstances, including new and emerging regulations or market practices.
Meetings
The business of the Bancorp is conducted at regular and special meetings of the Board and its standing committees. During the year ended December 31, 2024, the Board of Directors held 11 regular meetings
(including the annual reorganization meeting) along with a strategic planning session and two additional special meetings. Independent directors meet in executive sessions no less than twice a year.  The strategic planning session typically consists of a two-day offsite meeting for directors to engage in strategic planning with management and subject matter experts. Directors are also provided reference materials and educational presentations with speakers on current trends in banking and corporate topics.

10 | 2025 Proxy Statement	Northfield Bancorp, Inc.

During the year ended December 31, 2024, no director  participated in fewer than 75% of the aggregate of: (i) the total number of meetings of the Board of Directors; and (ii) the total number of meetings held by all committees of the Board on which they served.
Standing Committees
The Company has six standing committees of the Board consisting of Risk, Loan, Compliance and IT,  Audit,
Compensation, and Nominating and Corporate Governance. Our Board of Directors has adopted written charters for each standing committee, which are available on our website at www.eNorthfield.com. Directors new to committees receive orientation sessions from management.  The table below lists the composition of our standing committees as of December 31, 2024 and the number of meetings each committee held in 2024.

Name of Director	Risk Committee	Loan Committee	Compliance and IT Committee	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Annette Catino
Gil Chapman
John P. Connors Jr.
Timothy C. Harrison
Karen J. Kessler
Rachana A. Kulkarni
Frank P. Patafio
Patrick R. Ryan
Paul V. Stahlin
2024 Meetings	4	10	6	11	7	3

= Committee Chairperson
= Committee Member

The duties and responsibilities of the Nominating and Corporate Governance Committee (sometimes referred to as the "Nom/Gov Committee") include advising the Board of Directors in implementing policies and practices related to corporate governance and reviewing and monitoring our compliance with those policies and practices;
periodically evaluating the size and composition of the Board of Directors and its committees, including ensuring compliance with applicable NASDAQ listing rules and requirements;  recommending director nominees to be presented to the Board of Directors for its approval, and to stockholders for their approval at the annual meetings of stockholders; reviewing and monitoring compliance with the Bancorp's stock ownership guidelines; overseeing the process to assess Board and committee effectiveness; and assisting the Board in overseeing the Company’s engagement efforts with stockholders and other key stakeholders.
The duties and responsibilities of the Audit Committee include monitoring and overseeing the integrity of our accounting and financial reporting process, audits, financial statements and systems of internal controls;
monitoring and overseeing the independence and performance of our external auditors, internal auditors and outsourced internal audit consultants; facilitating communication among the external auditors, management,

Northfield Bancorp, Inc.	2025 Proxy Statement | 11

internal auditors and the outsourced internal audit consultants; and maintaining oversight of the external and internal auditors, including their appointment,  compensation, retention and, when considered necessary, the dismissal of the external auditors and the Chief Internal Auditor.
The duties and responsibilities of the Compensation Committee include reviewing, evaluating, and recommending to the Board of Directors objectives relevant to the Chief Executive Officer’s compensation; evaluating the Chief
Executive Officer’s performance relative to established goals; reviewing, evaluating, and recommending to the
Board of Directors, in consultation with the Chief Executive Officer, goals relevant to the compensation of other executive officers; reviewing the Company’s compensation practices and the relationship among risk, risk management, and compensation in light of the Company’s objectives; reviewing, evaluating, and recommending in consultation with the Nom/Gov Committee, the compensation to be paid to our directors and to directors of our affiliates for their service on the Board; reviewing, evaluating, and recommending the succession planning, talent development and retention for executive officers, and providing guidance for the leadership pipeline below the executive officer level; overseeing the Company’s strategies related to key human resources policies and practices; and appointing, retaining and overseeing, as well reviewing and evaluating annually the independence of
Compensation Committee consultants.
The duties and responsibilities of the Risk Committee include reviewing and monitoring the Company’s ERM program as well as interest rate and liquidity risks, strategic planning, capital deployment, annual budgeting processes, and asset quality (excluding loans, but including the securities profile, Bank Owned Life Insurance, and stock in Federal Home Loan Bank of New York). The Risk Committee reviews and approves the Company’s risk management policies for, among other matters, liquidity; contingency funding; interest rate risk; investments;
interbank liabilities; mark to market accounting; capital planning and adequacy; model risk; and policy management generally. The Risk Committee stays informed on the financial condition of the Company by reviewing reports on liquidity, contingency funding stress results, interest rate risk, asset and liability management, collateral positions, and balance sheet activities.
The duties and responsibilities of the Loan Committee include monitoring credit performance by reviewing management reports of loans, loan activity and loan portfolio information; and monitoring loan quality, namely loan concentration levels, credit stress testing and environmental and social matters.  Social matters focus on lending to or supporting underserved members of the community.  The Loan Committee also reviews and updates the Company’s policies related to lending, credit administration and underwriting that include lending criteria for all lending divisions of the Company; performs other functions related to lending functions such as review of loan appraisers and loan brokers; and monitors enterprise risks assigned to the Loan Committee by the Board under the Company's ERM program.
The duties and responsibilities of the Compliance and IT Committee include oversight of compliance with the
Company’s Bank Secrecy Act/Anti-Money Laundering Program, the Consumer Compliance Program, and the
Community Reinvestment Act; oversight of information technology and/or information security capital projects and capital budgets thereof,  with review of strategic goals for information technology and information security, as well as compliance with the information technology and information security policies; and review and oversight of related training identified by management for all of the above matters (including results from simulated phishing attacks). The Compliance and IT Committee also reviews at least annually the Company’s cybersecurity insurance policy coverage limits, retentions, and premiums. The Company has engaged an independent external cybersecurity consultant for multiple years.

Director and Director Nominee Evaluation Process
The Nom/Gov Committee evaluates our current business and strategic plan to determine both the number of directors and qualifications necessary to properly ensure Board oversight. The Nom/Gov Committee considers, among other things, the annual self-assessment performance results of the Board and its committees, the contributions of each Board member, published board composition survey data, and other relevant information.
Further, the Nom/Gov Committee reviews and updates annually its governance documents. The Nom/Gov

12 | 2025 Proxy Statement	Northfield Bancorp, Inc.

Committee may consult with its outside corporate and securities counsel, who are experts in corporate governance, as part of this process.
The Nom/Gov Committee generally seeks to identify individuals who satisfy the following criteria:
•have the highest personal and professional ethics and integrity and whose values are compatible with our values;
•have experience and achievements that have given them the ability to exercise and develop good business judgment;
•have a willingness to devote the necessary time to the work of the Board and its committees, which includes being available for Board and committee meetings;
•have an understanding of and commitment to the markets in which we operate;
•are involved in other activities or interests that do not create a conflict with their responsibilities to the
Bancorp and its stockholders; and
•have the capacity and desire to represent the balanced, best interests of our stockholders as a group, and not primarily a special interest group or constituency.
Specific characteristics of a Director that are highly valued include relevant and timely experience (both professional and life experiences), commitment to ongoing training and personal development, and ability to promote the interests of the Company, which may include involvement in local business, community, and industry groups. The Nom/Gov Committee recognizes that each director, and director nominee, is unique and that desired characteristics will be demonstrated at different levels by each individual. Each year the Nom/Gov Committee evaluates the directors up for nomination, taking into consideration feedback from the other directors.  The Nom/
Gov Committee also considers the ability of individuals to work as part of a team to support the strategic initiatives of the Company, whether a candidate communicates well, understands issues, and encourages open discussion and whether a candidate satisfies the criteria for “independence” under the applicable NASDAQ rules and other applicable law. Director refreshment is also a consideration, with mechanisms including an age limit, the ability to increase the size of the board, and rotating committee membership. Our Bylaws provide a mandatory retirement age of 75 and there have been no exemptions or waivers to this limit.  In addition, term limits have not been adopted given the value of the insight and knowledge that directors who have served for an extended period of time can provide.  Lastly, the Board of Directors maintains a "Majority Voting for Directors" policy also known as a resignation policy because they believe that each director of the Bancorp should have the confidence and support of the Bancorp's stockholders. Visit www.enorthfield.com/majorityvote to view the Majority Voting for
Directors policy.
Director Experience, Skills and Diversity of Thought and Perspective
The Board generally views and values diversity from the perspective of professional and life experiences, as well as geographic location, reflecting the markets in which we do business. The Nom/Gov Committee does not have a formal policy or specific guidelines regarding diversity among Board members but monitors applicable laws, rules and listing standards to ensure the Board’s ongoing compliance. The Nom/Gov Committee considers marketplace experience, relevant technical skills or subject matter expertise, and other considerations in identifying individuals who can assist the Board in executing on its governance oversight responsibilities. The Nom/Gov Committee also considers gender, race, and ethnicity, when assessing the consideration of thought and perspective. Currently, three directors self-identify as females and two directors self-identify as members of underrepresented communities (African American or Black, and Asian).
In addition, the Board evaluates the experience and education of the Board members for skills that are relevant to the current business and strategic direction of the Company. For the below skills, nearly half or more of our directors possess a depth of understanding of these disciplines and areas at a proficient or greater expertise level.

Northfield Bancorp, Inc.	2025 Proxy Statement | 13

The Nom/Gov Committee, in consideration of the items noted above, identifies nominees by first evaluating the
5/10
Directors
Audit
Auditing &
financial
statement review,
CPA's
7/10
Directors
CEO/Business
Leader
Leadership & senior
executive experience
including retired auto
dealer, managing
partner of large
practice & in small &
large enterprises &
professional practices
ESG Oversight
Environmental,
Social and
Governance
practices &
significant work,
including policy,
requirements, &
implementation
6/10
Directors
Finance/
Capital
Markets
Capital market
transactions &
other real estate
project finance
(construction and
permanent) along
with investment
banking experience
4/10
Directors
Human Capital
Management/
Compensation
Oversight &
supervision in public
companies &
government entities
& large entities
6/10
Directors
Legal
Oversight &
practicing
experience (past
and present)
5/10
Directors
Lending & Real
Estate
Leadership,
oversight & credit/
portfolio review for
lending (including
HUD and
construction)
10/10
Directors
Community/
Market
Involvement
Nonprofit, civic/
charitable, community
leadership roles &
participation in
Northfield Bank's
footprint & elsewhere
7/10
Directors
Risk
Management
Oversight &
leadership for
organizational risks
& liabilities;
development of
strategic plans;
banking
9/10
Directors
Strategic
Planning
Leadership,
development &
oversight for
entities of various
sizes and sectors
7/10
Directors
5/10
Directors
IT Operations /
Disaster
Recovery /
Cybersecurity
Auditing, oversight &
leadership; including
through simulated &
actual ransomware
attacks &
remediations
current members of the Board of Directors willing to continue in service. Current members of the Board possessing experience, education, and skills that are relevant to the current business and strategic direction of the
Company, and who are willing to continue in service, are first considered for re-nomination. The Nom/Gov
Committee values the proven performance and continuity of service by existing members of the Board. The Nom/
Gov Committee is authorized by its charter to engage a third party to assist in identifying director nominees.
The below details include for each of the director nominees, and directors continuing in office: their name; age as of December 31, 2024; year in which they first became a director of the Bancorp; year that their term expires; and
their business experience for at least the past five years. None of the directors listed below currently serves as a director, or served as a director during the past five years, of a publicly-held entity (other than the Bancorp), with the exception of Mr. Klein who serves on the board of directors of Middlesex Water Company, which is traded on the NASDAQ Stock Market, under the symbol “MSEX.”
The following details also include the particular experience, education, qualifications, attributes, or skills considered by the Nom/Gov Committee that led the Board to conclude that such person should serve as a director of the Bancorp:

14 | 2025 Proxy Statement	Northfield Bancorp, Inc.

Director Nominees

Age: 71 Director Since: 2005 Nominee for term expiring in 2028	GIL CHAPMAN Retired Automobile Executive

Mr. Chapman is a retired Automobile Executive with over 25 years of business experience owning and operating an automobile dealership in Staten Island, New York. Mr. Chapman has strong marketing, sales, and customer service skills. He has significant experience in employee development, training, and business management. Mr. Chapman is also designated as an audit committee financial expert under the SEC’s rules and regulations.
Career Highlights
•Island Ford, Owner (1986 - 2008)
Other Experience
•Member, National Association of Corporate Directors
•Member, Westfield Foundation Cornerstone Society of Westfield, NJ
Education
•Graduate of University of Michigan – Ann Arbor
•M.A., Rutgers University – Newark

Age: 59 Director Since: 2013 Nominee for term expiring in 2028	STEVEN M. KLEIN Chairman, President and Chief Executive Officer of Northfield Bancorp, Inc. and Northfield Bank

Mr. Klein is a licensed Certified Public Accountant, with strong leadership and analytical skills. Mr. Klein has over 30 years of experience in banking and financial reporting, including
SEC reporting.
Career Highlights
•Northfield Bancorp, Inc. and Northfield Bank Chief Executive Officer (2017 -
present)
•KPMG LLP, Short Hills, New Jersey, Community Banking Practice (1986-2005)
Other Experience
•Director, Northfield Bank Foundation
•Director, Middlesex Water Company
•Director, Federal Home Loan Bank of New York
•Director, Staten Island Economic Development Corp.
•Trustee, Richmond University Medical Center, Staten Island, NY
•Director and Immediate Past Chair, New Jersey Bankers Association
•Director, New Jersey Chamber of Commerce
•Member, New York Bankers Association
•Member, American Bankers Association
•Member, American Institute of Certified Public Accountants
•Member, New Jersey Society of Certified Public Accountants
Education
•Graduate of Montclair State University

Northfield Bancorp, Inc.	2025 Proxy Statement | 15

Age: 64 Director Since: 2013 Nominee for term expiring in 2028	FRANK P. PATAFIO Senior Executive Vice President and Senior Managing Director, RXR

Mr. Patafio has extensive knowledge and experience in real estate development and operations in the New York City marketplace and is a licensed Certified Public Accountant.
Mr. Patafio possesses strong risk assessment skills in real estate investment, operations, and financing.
Career Highlights
•RXR, Senior Executive Vice President and Senior Managing Director of National
Investments (2010 – present)
•FJKP, LLC, PMP LLC and affiliated partnerships, which develop residential homes and own rental properties, Principal
•Praedium Group LLC, Partner and Chief Financial Officer (1999 - 2009)
•Credit Suisse First Boston, Director, Mortgage Products Group (1993 - 1999)
Other Experience
•Director, Northfield Bank Foundation
•Member of the Northwell Health System Staten Island Regional Executive Council
Education
•Graduate of St. John's University
•MBA, Finance, Pace University Lubin School of Business

16 | 2025 Proxy Statement	Northfield Bancorp, Inc.

Age: 72
Director Since: 2019
Nominee for term
expiring  in 2026(1)
(1) The Bancorp bylaws
require Director Classes to be
as even as possible.  To satisfy
this requirement Mr. Stahlin
is being nominated for a term
of one year.
PAUL V. STAHLIN Former Financial Services Executive and Active Board Member

In addition to his banking industry knowledge and experience for more than forty-five years,
Mr. Stahlin is a licensed Certified Public Accountant, a Chartered Global Management
Accountant and a Fellow Chartered Management Accountant. He is also designated as an audit committee financial expert under the SEC’s rules and regulations. In addition to his expertise in audit, Mr. Stahlin is an experienced CEO and business leader.
Career Highlights
•Fulton Financial Corporation
•Regional President of Fulton Bank of New Jersey (2005 - 2014)
•Chief Executive Officer and/or President of its banking affiliates, including
Somerset Valley Bank and Skylands Community Bank (2005-2014)
•Fleet Credit Card Services (acquired by Bank of America) and predecessor banks,
EVP and CFO (Last Position) (1980 - 2005)
•Price Waterhouse & Co., Senior Accountant (1974 - 1980)
Other Experience
•Director, Chairman-Audit Committee, Miami International Holdings Inc., parent company of Miami International Securities Exchange LLC
•Vice Chairman, Robert Wood Johnson University Hospital
•Former Chairman of the Board, American Institute of CPA's
•Trustee, RWJ Barnabas Health, Inc.
•Director, Northfield Bank Foundation
•Member, Governing Council of the American Institute of Certified Public
Accountants
•Former Member of the Board, Association of International Certified Professional
Accountants
•Former Member of the Executive Committee and Board, Chartered Institute of
Management Accountants
•Member and Former President, New Jersey Society of CPA's
•Former President, Montclair State University Foundation Board
Education
•B.S., Graduate of Montclair State University

Northfield Bancorp, Inc.	2025 Proxy Statement | 17

Directors Continuing in Office

Age: 75 Director Since: 2016 Term expires in 2025(1) (1) Mr. Ryan has attained mandatory retirement age and will not serve past the 2025 Annual Meeting.	PATRICK L. RYAN Founder and Former Chairman of Hopewell Valley Community Bank

Mr. Ryan has over 20 years of community banking experience in Central New Jersey. In addition to his community banking and other business experience, he practiced law, served as a federal criminal investigator, was the general manager of a specialty aluminum construction company and is a retired Major in the U.S. Army Reserve, Military Police Corps. Over his
career Mr. Ryan has held numerous positions in various civic, charitable, and community organizations. Mr. Ryan possesses strong enterprise risk management skills including in the areas of interest rate, liquidity and credit risk.
Career Highlights
•Hopewell Valley Community Bank of Pennington, New Jersey, Founder and
Chairman until it merged with Northfield Bank in 2016
•Ritchie & Page Distributing, Executive Vice President (1983 - 1997)
Other Experience
•Chairman Emeritus, Princeton Regional Chamber of Commerce
Education
•Graduate of University of Virginia
•J.D., University of Virginia School of Law

18 | 2025 Proxy Statement	Northfield Bancorp, Inc.

Age: 68 Director Since: 2003 Term Expires in 2026	ANNETTE CATINO Healthcare Executive and Entrepreneur

Ms. Catino is a nationally recognized healthcare executive and entrepreneur. Ms. Catino has over 40 years of business experience in leadership in the healthcare and insurance industry and has worked extensively with large employers, and municipal and state governmental entities.  Ms. Catino speaks throughout the country on topics of leadership, the future of healthcare policy, women in the workplace, and entrepreneurship.  Ms. Catino currently provides strategic advisory services to the health care industry as an independent consultant.
She is also designated as an audit committee financial expert under the SEC’s rules and regulations. Besides audit and strategic planning, Ms. Catino has experience in finance and capital markets, human capital and compensation.
Career Highlights
•Complete Care Management, a privately held senior housing and long-term care operator in the Northeast, Director of Mergers & Integration (2020 – present)
•QualCare Alliance networks (sold to Cigna (NYSE: CI), a global health service company), President and Chief Executive Officer (1991 - 2017)
Other Experience
•Director, Northfield Bank Foundation
•Independent Director and Audit Committee member, Healthier New Jersey
Insurance Company d/b/a Braven Health (joint venture among Horizon Health
Services Inc. d/b/a Horizon Blue Cross Blue Shield of New Jersey, Hackensack
Meridian Health Inc., and RWJ Barnabas Health Inc.)
•Chairman, Board of Directors, Pure Inventions, LLC
•Chair, Board Member, K-16 Solutions Inc.
•Board Member, Claros Analytics LLC
•Served on New Jersey Governor Christie’s transition committee on healthcare
•Former member of the Board and Audit Committee Chair, University Hospital
•Former member of the Board, Desert Mountain Club
Education
•Graduate of Montclair University
•Master's Degree in Business Administration, CUNY Baruch College and Mt. Sinai
School of Medicine

Northfield Bancorp, Inc.	2025 Proxy Statement | 19

Age: 68 Director Since: 2002 Term Expires in 2026	JOHN P. CONNORS, JR. Managing Partner of Connors & Connors, P.C.

Mr. Connors has over 40 years of business experience as a practicing attorney. Mr. Connors is admitted to practice in the state and federal courts of New York and New Jersey and the
District of Columbia. He represents Fortune 500 corporations and the Archdiocese of New
York. Mr. Connors is involved in local professional and community organizations including the Richmond County and New York State Bar Associations.
Mr. Connors has strong risk management skills and in-depth knowledge of contract and professional liability law related to key areas of the Company’s operations. Mr. Connors also has significant knowledge of and relationships with the residents and businesses located in
Staten Island, New York.
Career Highlights
•Law Firm of Connors & Connors, P.C., located in Staten Island, New York, Managing
Partner (1990 – present)
Other Experience
•Trustee, Notre Dame Academy
•Director, Snug Harbor Cultural Center
•Director, Northfield Bank Foundation
•Member, External Advisory Committee of the Georgetown University Alumni and
Student Credit Union
•Past Chair, New York State Bar Association Trial Section
•Past President, Richmond County Bar Association
Education
•Graduate of Georgetown University
•J.D., Georgetown University Law Center

20 | 2025 Proxy Statement	Northfield Bancorp, Inc.

Age: 67 Director Since: 2013 Term expires in 2027	TIMOTHY C. HARRISON Real Estate Developer

Mr. Harrison is a licensed attorney in the State of New York and the Commonwealth of
Pennsylvania. Mr. Harrison has extensive knowledge of real estate development and real estate law and possesses strong risk assessment and leadership skills.
Mr. Harrison is involved in several local professional and community organizations.
Career Highlights
TCH Realty & Development Co., LLC, and affiliated partnerships, companies that develop retail, office and residential projects, including affordable housing projects. Many of these projects involve the remediation of blighted or contaminated properties.
•Principal (2001 – present)
Other Experience
•Director, Northfield Bank Foundation
•First Vice Chair, Board of Directors, Project Hospitality, Staten Island, NY
•Chair, Board of Trustees, Richmond University Medical Center, Staten Island, NY
•Director, Healthcare Trustees of NYS, a division of the Healthcare Association of
NYS, Inc.
Education
•Graduate of Dartmouth College
•J.D., University of Virginia Law School
•LLM, Tax Law, New York University Law School
Mr. Harrison has served as the Lead Independent Director since 2024.

Northfield Bancorp, Inc.	2025 Proxy Statement | 21

Age: 68 Director Since: 2013 Term expires in 2027	KAREN J. KESSLER President of Kessler PR Group

Ms. Kessler is President of Kessler PR Group and has more than 30 years of experience in the public relations industry specializing in reputation management and communication counseling for high-profile individuals, both public and private corporations, large educational institutions and leading not-for-profits. The firm’s clients are international, national, and regional.
Ms. Kessler has extensive experience as a leader in the public relations/crisis communication industry. In 2023, she and her firm were recognized by the prestigious Chambers and
Partners international legal ranking firm for their impacts in both Crisis and Risk
Management as well as Litigation Support.  Kessler PR Group was the only PR firm headquartered in New Jersey to be ranked in those categories, and one of 15 nationwide.
Additionally, Kessler PR Group was recognized as a NJBIZ 2024 Women-Owned Business in the Lead. Ms. Kessler was named as an ROI-NJ Champion of the C-Suite from the NJ
Chamber of Commerce and honored with the 2024 Caren Franzini Award from the NJBIA.
She is an NJBIZ Women in Business Lifetime Achievement awardee of 2020, a 2022 PRNews
Agency Elite Top 100 Recipient , the NJBIZ Power 100 recipient in 2024, an annual ROI-NJ
Power List Influencer (most recently 2023), and frequent speaker on the topics of corporate and board best practices, corporate reputation, and women in leadership. Her commentary and interviews have appeared in The Wall Street Journal, The New York Times, The
Washington Post, The Star Ledger, and on CNN, MSNBC, and Inside Edition, among others.
Ms. Kessler possesses strong skills in risk management, communication, economics, governance, and leadership.
Career Highlights
•Kessler PR Group, President (1993 – present)
Other Experience
•Commissioner, NJ Motion Picture & Television Commission
•Member, NJ Advisory Committee on Judicial Conduct and the Committee on the
Duration of Disbarment for Knowing Misappropriation
•Regularly featured panelist for the NJ State Bar Association's mid-year and annual meetings
•Past Visiting Fellow at the Rutgers Eagleton Institute of Politics
•Served on the NJ Pandemic Relief Fund Advisory Board (2020)
•Former Chair, Institute for Ethical Leadership at Rutgers University Business School
•Chair, Board of AllSpire Health Partners (2008 - 2015)
•Chair, Atlantic Health System (2008 - 2015)
Education
•AB, Vassar College, Economics

22 | 2025 Proxy Statement	Northfield Bancorp, Inc.

Age: 59 Director Since: 2024 Term expires in 2027	RACHANA A. KULKARNI President and Managing Partner of Medicor Cardiology

Dr. Kulkarni is President and Managing Partner of Medicor Cardiology, a leading cardiology group in New Jersey, and Regional Director of Cardiology of Barnabas Health Corp. Dr.
Kulkarni is Board Certified in Internal Medicine, Cardiology and Nuclear Cardiology. Dr.
Kulkarni currently serves in leadership roles on a number of not-for-profit boards, including
Akshaya Patra USA, the world's largest non-governmental organization supporting school meal programs.
Dr. Kulkarni’s diverse skills, life experience, and contributions to her community, will play a key role in the Company’s continued development and growth.
Career Highlights
•Medicor Cardiology, President & CEO (2008 – present)
•Barnabas Health Corp, Regional Director of Cardiology (2023 – present)
Other Experience
•Trustee, Akshaya Patra, USA
•Trustee, NJ AAPI-American Association of Physicians of Indian Origin
•Trustee, Somerset Healthcare Foundation
•Former Trustee, American Heart Association – New Jersey Chapter
•Former Director, Executive Women of New Jersey
•Past President - American Heart Association New Jersey
Education
•Government Medical College, India - Medical Degree
•Rutgers University - Medical Degree
•Auburn University, Master’s Degree in Business Administration
•Harvard Business School, Certification – Women on Boards
•Harvard Business School, Certification – Certificate of Management Excellence
•Fellowship of American Society of Preventive Cardiology
•Certified Physician Executive - American Association Physician Executive

Northfield Bancorp, Inc.	2025 Proxy Statement | 23

Director Compensation
Historically, the Compensation Committee's practice has been to conduct a comprehensive review of director compensation every three years (the "triennial review"), with the assistance of its independent compensation consultant, and in consultation with the Nom/Gov Committee. In the intervening years, the Compensation
Committee utilizes its independent consultant to report on current market practices and trends, and to provide guidance for compensation and other related matters. The Compensation Committee considers, among other things, the size and complexity of the Company, director's responsibilities, director compensation for comparable companies, marketplace availability of necessary skill sets, and the time commitment necessary for the Board, and its members, to adequately discharge their oversight roles and responsibilities.
The below table sets forth the director and committee fee structure for the Board and the below standing committees as of December 31, 2024. Chairs also receive as members, annual cash fees or per meeting attendance cash fees. Directors who are also employees of the Company receive no additional compensation for service as a director. Attendance cash fees, and one-fourth of any annual cash fee, are paid on a quarterly basis in arrears, unless a director elects to have such fees or a portion thereof, deferred under our nonqualified deferred compensation plan, described below in this Proxy Statement.

	Board of Directors(1)	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Annual Cash Fee-Chair	—	$13,000	$10,000	$8,000
Annual Cash Fee-Members	$54,000	$13,000	$10,000	$5,500
Per Meeting Cash Fee	—	—	—	—
Annual Restricted Stock Award-Members(2)	$54,000	—	—	—
(1)Mr. Klein serves as Chairman of the Board and as an employee receives no additional compensation for service as a director.
(2)Actual value of shares received is rounded to a whole share. Therefore the value of restricted stock received each year will be approximately the targeted amount.  Awards are typically granted in January of each year and vest one year later.
Members of each of the Compliance and IT Committee and the Risk Committee receive a member annual cash fee of $6,600.  Prior to July 1, 2024, members of the Compliance and IT Committee and the Risk Committee received a $5,500 annual fee.  Members of the Loan Committee receive a $1,100 per meeting (or aggregate meetings at the discretion of the Loan Committee Chair) attendance fee.  Chairs of these committees receive an annual committee chair fee of $8,000. The Lead Independent Director annual fee is $22,000.
The Company also pays directly or reimburses directors for normal, customary, and necessary business expenses, which include the provision of secure computer tablets to access board meeting materials, relevant professional memberships, and costs associated with participation in professional training seminars and conferences occurring primarily in the Company’s local market area, subject to annual dollar limitations as set forth by the Nom/Gov
Committee.
The below table sets forth for the year ended December 31, 2024 certain information as to the total remuneration we paid or that was earned by our directors.

24 | 2025 Proxy Statement	Northfield Bancorp, Inc.

Name	Fees earned or paid in cash ($)(1)	Restricted Stock ($)(2)	All other compensation ($)(3)	Total ($)
Annette Catino	104,907	53,999	1,954	160,860
Gil Chapman	78,550	53,999	1,954	134,503
John P. Connors, Jr.	82,950	53,999	1,954	138,903
Timothy C. Harrison	106,823	53,999	1,954	162,776
Karen J. Kessler	83,790	53,999	1,954	139,743
Gualberto (Gil) Medina (4)	30,483	22,494	1,954	54,931
Frank P. Patafio	77,340	53,999	1,954	133,293
Patrick L. Ryan	84,240	53,999	1,954	140,193
Paul V. Stahlin	93,290	53,999	1,954	149,243
Rachana Kulkarni (5)	55,770	47,629	—	103,399
(1)Includes annual fee payments, meeting fees, internet reimbursement, and committee and/or chairperson fees earned during the calendar year, whether the director received payment of such amounts or elected to defer them.
(2)Represents 4,057 shares of Northfield Bancorp, Inc. stock valued at $13.31 on date of grant (January 26, 2024) which vested on January 26, 2025, except for Mr. Medina who was granted 1,690 shares. For presentation purposes, amounts rounded up to the nearest whole dollar.
(3)All other compensation consists solely of dividends paid upon the vesting of restricted stock awards that were withheld while the restricted stock awards were unvested.
(4)Upon reaching mandatory retirement age, Mr. Medina retired from the Board following the May 22, 2024 Annual Meeting of Stockholders.
(5)Rachana Kulkarni was issued 4,057 shares of Northfield Bancorp, Inc. stock valued at $11.74 on the date of grant (February 1, 2024) which vested on
February 1, 2025.

Northfield Bancorp, Inc.	2025 Proxy Statement | 25

The following table sets forth certain information regarding stock awards and stock options outstanding at
December 31, 2024, for non-employee directors:

Outstanding Director Equity Awards at Fiscal Year-End

	Option Awards					Stock Awards
Name	Grant Date	Number of securities underlying unexercised options (exercisable) (#)	Number of securities underlying unexercised options (unexer - cisable) (#)	Option exercise price ($)	Option expiration date(1)	Number of shares or units of stock that have not vested (#)
Annette Catino	5/27/15	32,000	—	14.76	5/27/25	—
	1/26/24	—	—	—	—	4,057
Gil Chapman	5/27/15	32,000	—	14.76	5/27/25	—
	1/26/24	—	—	—	—	4,057
John P. Connors, Jr.	5/27/15	32,000	—	14.76	5/27/25	—
	1/26/24	—	—	—	—	4,057
Timothy C. Harrison	5/27/15	32,000	—	14.76	5/27/25	—
	1/26/24	—	—	—	—	4,057
Karen J. Kessler	5/27/15	32,000	—	14.76	5/27/25	—
	1/26/24	—	—	—	—	4,057
Gualberto (Gil) Medina (2)	1/26/24	—	—	—	—	1,690
Frank P. Patafio	5/27/15	32,000	—	14.76	5/27/25	—
	1/26/24	—	—	—	—	4,057
Patrick L. Ryan	1/26/24	—	—	—	—	4,057
Paul V. Stahlin	1/26/24	—	—	—	—	4,057
Rachana Kulkarni	2/1/2024					4057
(1)Stock options expire if unexercised 10 years from the grant date.
(2)Upon reaching mandatory retirement age, Mr. Medina retired from the Board following the May 22, 2024 Annual Meeting of Stockholders.

Transactions with Certain Related Persons
Pursuant to our Policy and Procedures for Approval of Related Person Transactions, the Nom/Gov Committee
periodically reviews, no less frequently than annually, a summary of transactions in excess of $50,000 including our directors, executive officers, and their family members, to determine whether the transactions are in accordance with our policies and should be ratified and approved. Furthermore, our Loan Committee reviews, no less than quarterly, all loan transactions with our directors, executive officers, and their family members.
Additionally, pursuant to our Code of Conduct and Ethics for Employees, Officers and Directors, directors and executive officers will report a conflict of interest or appearance of conflict of interest to the Nom/Gov
Committee.
Loans and Extensions of Credit
The Sarbanes-Oxley Act of 2002 generally prohibits us from making loans to our executive officers and directors, but it contains a specific exemption from such prohibition for loans made by Northfield Bank to our executive officers and directors in compliance with federal banking regulations.
The aggregate amount of outstanding loans to executive officers and directors and their related entities was
$649,289 at December 31, 2024. All such loans were approved by the Board of Directors and were made in the

26 | 2025 Proxy Statement	Northfield Bancorp, Inc.

ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to Northfield Bank, and did not involve more than the normal risk of collectability or present other unfavorable features. These loans were performing according to their original terms at December 31, 2024, and were made in compliance with federal banking regulations.
Compensation Committee Interlocks and Insider Participation
We have no compensation committee interlocks. Ms. Catino, Ms. Kessler, and Messrs. Connors, Harrison and
Stahlin, constitute all of the directors who served on our Compensation Committee at any time during 2024. Each committee member is and was an independent, outside director, and none is a current or former officer or employee of the Company.

Participation at Annual Meetings of Stockholders
Although we do not have a written policy regarding director participation at annual meetings of stockholders, it is expected that directors will participate in these meetings absent unavoidable scheduling conflicts. All directors participated in the 2024 Annual Meeting of Stockholders.

Code of Conduct and Ethics
We maintain a Code of Conduct and Ethics for Senior Financial Officers that is applicable to our President and
Chief Executive Officer (Principal Executive Officer), Chief Financial Officer (Principal Financial and Accounting
Officer), and Controller. The Code of Conduct and Ethics for Senior Financial Officers is available on our website at www.eNorthfield.com. Amendments to and waivers of the Code of Conduct and Ethics for Senior Financial
Officers will be disclosed on our website, or otherwise in the manner required by applicable law, rule, or listing standard. No waivers were granted in 2024.
We also maintain a Code of Conduct and Ethics that is applicable to all employees, officers, and directors, which is available on our website at www.eNorthfield.com. We continue to evolve and expand our definition of protected categories for our people demonstrating the Company's commitment to inclusion in accordance with applicable law, while also focusing on our culture.  Northfield Bank also continues to educate and inform our employees, officers and directors on recognizing and avoiding conflicts of interest and understanding the Company's risk tolerances. Employees, officers, and directors acknowledge annually that they will comply with the Code of
Conduct and Ethics for Employees, Officers, and Directors and related annual training is assigned to all employees, officers and directors.

Insider Trading Policy and Arrangements
An insider trading policy is essential for corporate governance and compliance, aimed at preventing illegal insider trading and ensuring all insiders understand their obligations under securities laws.  A robust insider trading policy promotes ethical behavior, compliance, investor confidence, and market integrity.  Please see as Exhibit 19 to our Annual Report on Form 10-K for the year ended December 31, 2024: (i) Policies and Procedures Regarding
Insider Trading and the Confidentiality of Information and (ii) Addendum to Policies and Procedures Regarding
Insider Trading and the Confidentiality of Information for Directors and Designated Employees.

Stock Ownership Guidelines
The Board of Directors believes that directors and executive officers should own and hold common stock of the
Bancorp to further align their interests with the interests of our stockholders. Therefore, the Board has

Northfield Bancorp, Inc.	2025 Proxy Statement | 27

established minimum stock ownership guidelines (the “Guidelines”). The Guidelines are applicable to non-
employee directors and executive officers. Executive officers are the Chief Executive Officer, Chief Risk Officer,
Chief Financial Officer, Chief Lending Officer, and Chief Branch Administration, Deposit Operations and Business
Development Officer. In the event a director also serves as an executive officer of the Company, the director will be subject to the executive officer stock ownership guidelines instead of the director stock ownership guidelines.
For purposes of meeting the Guidelines, Bancorp shares owned directly, vested shares held pursuant to the
Company’s Employee Stock Ownership Plan and 401(k) plan, vested restricted shares, vested restricted stock units and shares owned indirectly in a trust, by a spouse and/or minor children, are defined as “Qualifying Shares.”
Shares of stock that directors and executive officers have the right to acquire through the exercise of stock options (whether or not vested) are not included as Qualifying Shares.
Directors of the Company must own Qualifying Shares amounting to the greater of (1) a market value equal to five times the individual annual board director annual fee; or (2) 20,000 shares. The market value of the stock is based on the closing price of the Bancorp’s stock on May 28, 2014 (the date on which the original Guidelines were established), or such later date that they first become a director of the Company. A director is prohibited from selling any shares of the Bancorp stock unless the director is in compliance with the Guidelines.
Each executive officer must own a minimum number of Qualifying Shares with a market value equal to a multiple of such executive officer’s base salary, as set forth below, on May 28, 2014, or such later date that they first become an executive officer. The market value of the stock is based on the closing price of the Bancorp’s stock on
May 28, 2014, or such later date that they first become an executive officer. An executive officer is prohibited from selling any shares of the Bancorp stock unless the executive officer is in compliance with these Guidelines, except that an executive officer is permitted to sell Qualifying Shares necessary to satisfy taxes owed on the vesting of equity grants, or the exercise of stock options.

Position	Multiple of Base Salary
Chief Executive Officer	5 times
Chief Financial Officer	2 times
Executive Vice Presidents	2 times
The applicable ownership level for directors and executive officers is targeted for achievement by the later of May
28, 2014, or five years after the director or executive officer first becomes subject to the Guidelines, and is required to be maintained thereafter for as long as the individual remains a director or executive officer. As of
December 31, 2024, all non-employee directors and executive officers met the stock ownership requirements or are within the targeted five-year period to achieve such ownership.
If an executive officer’s title changes and the multiple of base salary increases such that the executive officer would be subject to a greater ownership requirement, the executive officer will have five years to satisfy the additional requirement. In addition, the overall market value ownership requirement as a multiple of base salary will be recalculated based on the closing price of the Bancorp’s stock on the date the executive officer becomes subject to the increased requirement.
If an executive officer’s base salary or director’s annual fee increases subsequent to initially being subject to the
Guidelines, the number of Qualifying Shares will not change. The number of Qualifying Shares will not change as a result of fluctuations in the market price of the Bancorp’s stock price, subsequent to the executive officer or director first being subject to the Guidelines.
The Nom/Gov Committee will evaluate whether exceptions should be made for any director or executive officer on whom any requirement of the Guidelines would impose a financial hardship or prevent such director or executive officer from complying with a court order. No exceptions were granted in 2024.
Each director’s and executive officer’s compliance with or progress towards compliance with the Guidelines is reviewed annually by the Nom/Gov Committee. The Nom/Gov Committee is responsible for monitoring and interpreting the application of the Guidelines and may amend the Guidelines at any time.

28 | 2025 Proxy Statement	Northfield Bancorp, Inc.

Prohibition Against Hedging and Borrowing
Company policy prohibits directors and executive officers from engaging in or effecting any transaction designed to hedge or offset the economic risk of owning shares of Bancorp stock. Accordingly, any hedging, derivative, or other equivalent transaction, such as short selling or entering into option transactions such as “puts” and “calls” on the Bancorp’s stock, is prohibited. In addition, no director or executive officer may purchase Bancorp stock on margin, borrow against any account in which Bancorp securities are held, or pledge Bancorp stock as collateral for a loan.

Policies and Practices Related to the Grant of Stock Options
While the Company does not have a formal policy or obligation that requires it to grant or award equity-based compensation on a specific date, the Compensation Committee and the Board have a historical practice of not granting stock options to executive officers during closed quarterly trading windows as determined under the
Company’s insider trading policy. Consequently, the Company has not granted, and does not expect to grant, any stock options to any individual, including named executive officers, within four business days preceding the filing with the SEC of any report on Forms 10-K, 10-Q or 8-K that discloses material non-public information.  The
Compensation Committee and the Board do not time the disclosure of material non-public information to impact the value of executive compensation.
The Company did not grant any stock options to any individual, including the named executive officers, during the year ended December 31, 2024.

Stockholder Communications
Advance Notice of Business to be Conducted at an Annual Meeting of
Stockholders
In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the
Board of Directors, our Corporate Secretary must receive written notice not less than 90 days prior to the anniversary date of the proxy materials for the preceding year’s annual meeting of stockholders; provided, however, that if the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not later than the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made.
The stockholder’s notice must include:
a.as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person as would be required to be disclosed in solicitations of proxies for the elections of such nominees as directors pursuant to Regulation 14A under the Securities Exchange Act of
1934, as amended, and such person’s written consent to serve as a director if elected;
b.as to any other business that the stockholder proposes to bring before the meeting, a brief description of such business, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made;
c.as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made:
i.the name and address of such stockholder, as they appear on our books, and of such beneficial owner:

Northfield Bancorp, Inc.	2025 Proxy Statement | 29

ii.(A) the class, series, and number of shares of the Bancorp that are owned, directly or indirectly, beneficially and of record by each such party, (B) any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Bancorp or with a value derived in whole or in part from the value of any class or series of shares of the Bancorp, whether or not such instrument or right is subject to settlement in the underlying class or series of capital stock of the Bancorp or otherwise (a “Derivative Instrument”) directly or indirectly owned beneficially by each such party, and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Bancorp, (C)
any proxy, contract, arrangement, understanding, or relationship pursuant to which such party has a right to vote, directly or indirectly, any shares of any security of the Bancorp, (D) any short interest (as described in the Bylaws) in any security of the Bancorp held by  such party, (E) any rights to dividends on the shares of the Bancorp owned beneficially directly or indirectly by such party that are separated or separable from the underlying shares of the Bancorp, (F) any proportionate interest in shares of the Bancorp or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such party is a general partner or, directly or indirectly, beneficially owns an interest in a general partner, and (G) any performance-related fees (other than an asset-based fee) that such party is directly or indirectly entitled to based on any increase or decrease in the value of shares of the Bancorp or Derivative Instruments, if any, as of the date of such notice, including without limitation any such interests held by members of each such party’s immediate family sharing the same household (which information shall be supplemented by such stockholder or such beneficial owner, as the case may be, not later than 10 days after the record date for determining the stockholders entitled to vote at the meeting;
provided, that if such date is after the date of the meeting, not later than the day prior to the meeting); and
iii.whether either such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of, in the case of a proposal, the percentage of the Bancorp’s voting shares required under applicable law to carry the proposal or, in the case of a nomination or nominations, a sufficient number of holders of the Bancorp’s voting shares to elect such nominee or nominees.
The 2026 Annual Meeting of Stockholders is expected to be held May 27, 2026. Advance written notice for certain business, or nominations to the Board of Directors, to be brought before the next annual meeting must be given to us no later than January 14, 2026. If notice is received after January 14, 2026, it will be considered untimely, and we will not be required to present the matter at the stockholders’ meeting.
Nothing in this Proxy Statement shall be deemed to require us to include in our Proxy Statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.
Stockholder Proposals
In order to be eligible for inclusion in our proxy materials for our 2026 Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at our executive office, 581 Main Street,
Suite 810, Woodbridge, New Jersey 07095, no later than December 15, 2025. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.
Notice of a Solicitation of Proxies in Support of Director Nominees Other
Than the Bancorp’s Nominees
In order to solicit proxies in support of director nominees other than the Bancorp’s nominees for our 2026 Annual
Meeting of Stockholders, a person must provide notice postmarked or transmitted electronically to our executive office, 581 Main Street, Suite 810, Woodbridge, New Jersey 07095, Attn: Corporate Secretary or saufiero-

30 | 2025 Proxy Statement	Northfield Bancorp, Inc.

peters@enorthfield.com, no later than March 30, 2026. Any such notice and solicitation shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.
Procedures for the Recommendation of Director Nominees by
Stockholders
The Nominating and Corporate Governance Committee has adopted procedures for the submission of recommendations for director nominees by stockholders. To be timely, the submission of a candidate for director by a stockholder must be received by the Corporate Secretary at least 150 days prior to the anniversary date of the proxy statement relating to the preceding year’s annual meeting of stockholders. However, if the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year’s annual meeting, to be timely the recommendation for director must be delivered no later than the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made. If a determination is made that an additional candidate is needed for the Board of Directors, the
Nominating and Corporate Governance Committee will consider candidates submitted by our stockholders.
Stockholders can submit the names of qualified candidates for director by writing to us at 581 Main Street, Suite
810, Woodbridge, New Jersey 07095, Attention: Corporate Secretary. The Corporate Secretary must receive a submission for consideration for the 2026 Annual Meeting of Stockholders no later than November 15, 2025.
The submission must include the following information:
•a statement that the writer is a stockholder and is proposing a candidate for consideration by the
Committee;
•the name and address of the stockholder as they appear on our books, and number of shares of our common stock that are owned beneficially by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder’s ownership will be required);
•the name, address and contact information for the candidate, and the number of shares of our common stock that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the stockholder’s ownership should be provided);
•a statement of the candidate’s business and educational experience;
•such other information regarding the candidate as would be required to be included in the proxy statement pursuant to SEC Regulation 14A;
•a statement detailing any relationship between the candidate and Northfield Bancorp, Inc. and its affiliates;
•a statement detailing any relationship between the candidate and any customer, supplier, or competitor of Bancorp or its affiliates;
•detailed information about any relationship or understanding between the proposing stockholder and the candidate; and
•a statement from the candidate that the candidate is willing to be considered and willing to serve as a director if nominated and elected.
A nomination submitted by a stockholder for presentation by the stockholder at an annual meeting of stockholders must comply with the procedural and informational requirements described in our Bylaws.
Stockholder Communications with the Board
A stockholder of Northfield Bancorp, Inc. who wants to communicate with the Board of Directors or with any individual director can write to us at 581 Main Street, Suite 810, Woodbridge, New Jersey 07095, Attention:
Corporate Secretary. The letter should indicate that the author is a stockholder and, if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, the Corporate
Secretary will:

Northfield Bancorp, Inc.	2025 Proxy Statement | 31

•forward the communication to the director or directors to whom it is addressed;
•attempt to handle the inquiry directly, or forward the communication for response by another employee of Bancorp. For example, a request for information about a financial statement matter may be forwarded to our Chief Financial Officer; or
•not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal, or otherwise inappropriate.
The Corporate Secretary will make those communications that were not forwarded available to the directors on request.

Executive Officers who are not Directors
The information below details for each of the executive officers who are not directors: their name; age as of
December 31, 2024; and their business experience for the past five years. Unless otherwise indicated, executive officers have held their positions for the past five years.
David V. Fasanella, age 57, joined Northfield Bank in 2018, and currently serves as Executive Vice President and
Chief Lending Officer. Prior to joining Northfield Bank, Mr. Fasanella was a Vice President and then a Regional
Vice President with TD Bank for more than 14 years.
William R. Jacobs, age 51, joined Northfield Bank as Controller in 2006. In 2012 he was named Principal
Accounting Officer, and in 2013 he was named Chief Financial Officer. In 2016, he was named Executive Vice
President and Chief Financial Officer. Mr. Jacobs is a licensed Certified Public Accountant in the State of New
Jersey.
Robin Lefkowitz, age 58, joined Northfield Bank as Director of Business Development in 2006. In 2016, she was
named Executive Vice President, Business Development and Branch Administration and in 2020 assumed responsibility for Deposit Operations, becoming Chief Branch Administration, Deposit Operations and Business
Development Officer in 2021.
Vickie Tomasello, age 59, joined Northfield Bank as Executive Vice President and Chief Risk Officer in 2023.
Prior to joining Northfield Bank, Ms. Tomasello was the First Senior Vice President and Chief Audit Officer for
Lakeland Bank.  Ms. Tomasello is a licensed Certified Public Accountant in the State of New York.

32 | 2025 Proxy Statement	Northfield Bancorp, Inc.

Executive Compensation

Compensation Discussion and Analysis
Persons Covered
This Compensation Discussion and Analysis, herein referred to as the ("CD&A") addresses 2024 compensation for the following Named Executive Officers, herein referred to as the “NEOs”:

Named Executive Officers

Name	Title
Steven M. Klein	President and Chief Executive Officer
William R. Jacobs	Executive Vice President and Chief Financial Officer
David V. Fasanella	Executive Vice President and Chief Lending Officer
Robin Lefkowitz	Executive Vice President and Chief Branch Administration, Deposit Operations and Business Development Officer
Vickie Tomasello	Executive Vice President and Chief Risk Officer
Executive Summary
The Company maintains a competitive compensation program that rewards high performance, safeguards the long-term success of the Company, and promotes a culture of inclusivity, within the bounds of appropriate risk management objectives. Our incentive compensation plans promote the achievement of the Company’s financial goals and objectives which include diluted earnings per share, loan growth (including both a comprehensive net loan growth goal as well as a goal specific to commercial and industrial, owner-occupied commercial real estate)
and deposit growth (including both a comprehensive net deposit growth goal, and a goal specific to  transaction accounts), and goals aligned with the Community Reinvestment Act's  purpose.
The Company’s executive compensation program is designed to:
•Align the interests of our executives with those of our stockholders;
•Offer competitive salaries aligned with market practices generally at 15% +/- the median, and benchmarked to the 50th percentile of our peer group;
•Achieve balance among:
◦short- and long-term performance;
◦fixed- and performance-based compensation;
◦cash and equity;
•Link annual cash incentive compensation directly to performance:
◦focused on the Company’s strategic objectives;
◦appropriately balanced corporate goals;
◦targeted to reasonable payouts compared to peers;
•Provide equity incentives as a core component of total compensation:
◦aligned with market practices and benchmarked to the institutions within our peer group;
◦balanced between time- and performance-based vesting;
◦vested ratably over a number of years to keep focus on long-term performance;
•“Clawback” incentive compensation (cash and equity) if certain events occur, such as discovery of materially incorrect financial information or restatement of financial statements;

Northfield Bancorp, Inc.	2025 Proxy Statement | 33

•Promote ownership in the Bancorp through:
◦robust stock ownership guidelines;
◦prohibitions against hedging and borrowing against Bancorp stock;
•Provide continuity of leadership through the select use of employment and change-in-control agreements:
◦aligned with current market practices;
◦with no “evergreen” provisions;
◦using a “double-trigger” for severance payment;
◦with no tax “gross-up”;
◦with a payment formula weighted toward base salary and cash incentive compensation, with limited health and welfare benefits, and no severance payments for retirement benefits or perquisites; and
•Provide health, welfare, and retirement benefits comparable with other Company employees and perquisites comparable to executives in our peer group as well as within the community banking marketplace.
Role of the Compensation Committee
The Compensation Committee of the Board of Directors, subject to ratification by the Board of Directors, oversees and approves the compensation of the NEOs including the oversight and administration of the incentive compensation plans for the NEOs. In addition, the Compensation Committee conducts an annual performance review of the Chief Executive Officer and, in consultation with the Chief Executive Officer, reviews the performance of the other NEOs. The Compensation Committee also administers all of the Company’s equity incentive plans, including the plans in which the NEOs participate. The Board of Directors has ultimate authority to ratify the compensation of all executive officers, including the NEOs. For purposes of this CD&A, the
Compensation Committee is herein referred to as the “Committee.”
The Committee has a formal charter that describes the Committee’s scope of authority and its duties, which is available on our website at www.eNorthfield.com.
The Committee consists of four directors, all of whom are “independent” as set forth in the listing rules and requirements for NASDAQ securities. No member of the Committee receives compensation related to the activities of the Company, except for services in his or her capacity as a board member. The Nominating and
Corporate Governance Committee of the Board of Directors evaluates the independence of Committee members at least annually, using the standards contained in NASDAQ listing rules and requirements. This evaluation, and the determination that each member of the Committee is independent, was made most recently in March 2025.
Role of Officers in Committee Activities
The officers who serve as resources to the Committee are the Chief Executive Officer, Chief Financial Officer,
Chief Risk Officer, Director of Human Resources, Enterprise Risk Management Officer, Chief Internal Auditor, and
General Counsel and Corporate Secretary. These officers provide the Committee with input regarding, among other things, employee compensation philosophy, processes, risk considerations, and compensation matters regarding employees, including the NEOs. This communication assists in the design and alignment of compensation programs throughout the Company. In addition to providing factual information such as Company-
wide performance on relevant measures, these executives articulate management’s views on current compensation programs and processes, recommend relevant performance measures to be used for future evaluations, and otherwise supply information to assist the Committee. The Chief Executive Officer also provides information about individual performance assessments for the other NEOs, and expresses to the Committee its views on the appropriate levels of compensation for the other NEOs for the ensuing year. At the request of the
Committee, the Chief Executive Officer and Director of Human Resources communicate directly with third-party consultants, provide third-party consultants with Company-specific data and information, and assist in the

34 | 2025 Proxy Statement	Northfield Bancorp, Inc.

evaluation of the estimated financial effect regarding any proposed changes to the various components of compensation.
Officers participate in Committee activities purely in an informational and advisory capacity and have no vote in the Committee’s decision-making process. The Chief Executive Officer does not attend those portions of
Committee meetings during which his performance is evaluated or his compensation is being determined. In addition, the Committee meets in executive session, as appropriate, without management being present.
Use of Advisors
The Committee engages independent compensation consultants to assist in the compensation process for the
NEOs. Compensation consultants are retained by and report directly to the Committee. The consultants have the freedom to provide independent recommendations to the Committee, based on their research and experience, within the scope of their contracted services. Independent consultants to the Committee provide services to management only in relation to activities of the Committee. Consultants provide expertise and information about competitive trends in the employment marketplace, including established and emerging compensation practices at peer and other companies, including community banks in the Company’s marketplace.
The consultants also provide peer proxy statement and survey data, and assist in assembling relevant comparison groups for various purposes and establishing benchmarks for base salary, equity awards, and cash incentives from the comparison group proxy statements and survey data. The Committee evaluates, at least annually, the experience, performance, independence, and tenure of the consultants before engaging them for services in the upcoming year.
Historically, the Committee’s practice has been to conduct a comprehensive review of executive compensation every three years (the "triennial review"), with the assistance of its independent compensation consultant; and, in the intervening years, utilizes its independent consultant to report on current market practices and trends, and to provide guidance for compensation and other related matters.  The Committee also evaluates current market practice and Company information needs in evaluating the frequency of comprehensive executive compensation reviews, and may change the frequency as deemed appropriate.
On an annual basis, Aon is engaged to provide current market compensation information and conduct a review of the annual Proxy CD&A, Committee Charter and executive employment and change-in-control agreements. The
Committee regularly reviews the services, performance, and independence of its outside advisors. Aon’s independence was last reviewed against the rules and requirements of the SEC and NASDAQ in January 2025, and they were found to meet all of the criteria for independence.
The Committee also utilizes the firm of Luse Gorman, PC (“Luse Gorman”) to provide consultation regarding legal matters related to the functioning of the Committee, including interpretation of applicable rules and regulations and consultation on legal documents pertaining to NEOs employment and change-in-control agreements, benefit plans, Management Cash Incentive Plans and equity award agreements.  The Committee does not utilize Luse
Gorman for compensation consultation. The Committee regularly reviews the services provided by Luse Gorman.
Luse Gorman also provides services to the Company related to SEC and other regulatory matters.
Compensation Objectives and Philosophy
The overall objectives of the Company’s compensation programs are to attract, motivate, retain, and reward employees and officers (including the NEOs) for sustained high performance, and to provide competitive compensation, including cash and equity incentive compensation, to attract diverse talent to the Company, consistent with effective risk management. Our executive compensation program is designed to reward the NEOs based on their level of assigned management responsibilities, individual experience and performance levels, and knowledge of banking and our business. The methods used to achieve these objectives are influenced by the compensation and employment practices of our competitors within the financial services industry, and elsewhere in the marketplace, for executive talent. Other considerations include each NEOs collective and individual contributions in achieving both financial and non-financial goals.

Northfield Bancorp, Inc.	2025 Proxy Statement | 35

Our compensation program for our NEOs includes the following three short-term and long-term key components:
•Base Salary, designed to provide a reasonable level of predictable income commensurate with market standards for the position held;
•Cash Incentive Awards, designed to reward our executives for attaining specific performance goals that support the strategic objectives of the Company; and
•Equity Incentive Awards in the form of Company restricted stock and stock units designed to align the interests of the NEOs with those of shareholders and tied to the long-term strategic objectives of the
Company.
In addition to the components above, we also provide certain benefits and perquisites to the NEOs at levels that are competitive and appropriate for their roles.
Benchmarking
Our compensation program is periodically evaluated in relation to benchmark data derived from information reported in publicly available proxy statements and from market compensation survey data. In 2022, the
Committee engaged its independent compensation consultant, Aon, to assist it in conducting its triennial review of executive and director compensation. For the triennial review, Aon also reviewed our peer group and recommended the peer group below using objective criteria reflecting publicly-traded banks similar in asset size, business model and region to the Company. At time of initial selection, the asset size ranged from approximately
$2.1 billion to $13.7 billion. The selected peer group includes companies that have been subsequently acquired.
The Committee approved the use of the following peer group:

ACNB Corp. (ACNB)	Flushing Financial Corporation (FFIC)	Peoples Financial Services (PFIS)
BCB Bancorp, Inc. (BCBP)	Kearny Financial Corp. (KRNY)	Provident Financial Services, Inc. (PFS)
CNB Financial Corporation (CCNE)	Lakeland Bancorp, Inc. (LBAI)	Shore Bancshares, Inc. (SHBI)
Columbia Financial, Inc. (CLBK)	Mid Penn Bancorp, Inc. (MPB)	Tompkins Financial Corporation (TMP)
ConnectOne Bancorp, Inc. (CNOB)	OceanFirst Financial Corp. (OCFC)	Unity Bancorp (UNTY)
First Bank (FRBA)	Orrstown Financial Services (ORRF)	Univest Financial Corporation (UVSP)
First of Long Island Corporation (FLIC)	Peapack-Gladstone Financial (PGC)
Assembling the Components of Compensation
The Committee analyzes the level and relative mix of executive compensation by component (e.g., base salary, short- and long-term incentives, and benefits) and in the aggregate. The Chief Executive Officer provides recommendations to the Committee relating to compensation to be paid to the NEOs other than himself. Based on this recommendation and their analysis, the Committee approves compensation for each NEO, subject to ratification by the Board of Directors.
When evaluating the components of total compensation, the Committee considers, among other things:
•current market practices;
•benchmark data derived from information reported in publicly-available proxy statements;
•studies conducted by its independent consultant; and
•alignment of cash and equity incentive awards with the Company's strategic objectives and performance.
The Committee seeks to reward Company and individual performance through incentive compensation that within Board-approved risk parameters, does not encourage behaviors that may result in undue risk.

36 | 2025 Proxy Statement	Northfield Bancorp, Inc.

Base Salary
Base salary is designed to provide a reasonable level of predictable income commensurate with the position, pay levels of similar positions in the market, experience, and demonstrated performance. NEOs are eligible for periodic adjustments to their base salary as a result of their individual performance, market analysis, and significant changes in their duties and responsibilities. The Committee annually reviews and approves base salaries, and changes thereto, for all NEOs, including our Chief Executive Officer.
The Committee generally targets the 50th percentile (for base salary and short-term cash incentives) of peer proxy and survey data, and a pay range around the median to allow for recognition of each NEOs specific experience, job responsibilities, individual performance, estimated value in the marketplace, and the Committee’s view of each NEOs role in the future success of the Company.
Based on the above, the Committee determined in January 2024, that the following annual base salary adjustments should be made prospectively, effective on or about March 1, 2024:

Annual Base Salaries
Name	December 31, 2023 ($)	Increase (%)	Increase ($)	March 1, 2024 ($)
Steven M. Klein	728,000	3.50	25,500	753,500
William R. Jacobs	406,000	3.51	14,250	420,250
David V. Fasanella	385,000	3.51	13,500	398,500
Robin Lefkowitz	335,500	4.32	14,500	350,000
Vickie Tomasello	325,000	3.54	11,500	336,500
Cash Incentives
The Committee reviewed cash incentive compensation market practices and developed and implemented an executive management cash incentive plan for 2024 (the “2024 Executive Management Cash Incentive Plan”) and
established Corporate Goals (as detailed below) in January 2024. The 2024 Executive Management Cash
Incentive Plan provides performance-based annual cash incentives to reward the Company’s NEOs for the execution of specific financial elements of our strategic business plans weighted to an executive’s functional area.
The Committee determined that for 2024, the focus of the incentive goals should remain on the primary drivers of long-term franchise value, and established the following goals (the “Corporate Goals”) under the 2024 Executive
Management Cash Incentive Plan at Target:

Corporate Goals

Earnings Per Share ("EPS Goal")	Net Growth in Originated Commercial and Industrial, Owner Occupied CRE, Construction, 1-4 Family CRE, Residential and Home Equity, Loan Growth ("Loan Goal")	Deposit Growth ("Deposit Goal")	Transaction Deposit Growth ("DDA Goal")
$0.91	$168.0 million	$90.0 million	$70.0 million
The Committee also provided for a range of performance around the Target goals, generally from 85% to 115% of the Targets listed above, with increases or decreases to incentive award opportunities as detailed in the table immediately below. In establishing the Corporate Goals for 2024, the Committee determined to include gains on

Northfield Bancorp, Inc.	2025 Proxy Statement | 37

originated loan sales consisting of sales of Small Business Administration (“SBA”) loans; and gains on sale of
Premises and expenses associated with branch consolidations; expenses associated with staffing resource alignments; and to exclude gains or losses on securities sales, if any, gains related to Bank Owned Life Insurance
(“BOLI”) death benefits (if any), Paycheck Protection Program (“PPP”) loan balances, and brokered deposits.
The Committee considered several factors in setting Target award opportunities for 2024, including the projected improvements in economic forecasts, the continued successes in building lending teams, consideration of competitive forces for high quality loans, the strong liquidity position of the Company, Northfield’s reputation in the marketplace as a commercial community bank and our budgeted 2024 financial results, as compared to 2023 actual results.  The Committee also considered the Company's historical practice of not budgeting for possible
Federal Reserve interest rate actions.
Based on the above, in January 2024, the Committee set a targeted total cash incentive award (as a percentage of base salary) of approximately 50% for Mr. Klein, and 40% for each of Mr. Jacobs, Mr. Fasanella, Ms. Lefkowitz, and
Ms. Tomasello.  These targeted percentages are based on the Target award opportunities and related weightings of the goals as detailed in the two tables below.
In addition to the Corporate Goals above, the Committee established CRA goals for 2024 that support the long-
term strategic objectives of the Company and compliance with applicable laws and regulations, with a Target award of 50% of base salary for Mr. Klein and 40% of base salary for Mr. Jacobs, Mr. Fasanella, and Ms. Lefkowitz.
The Committee determined that factors considered under the CRA goals would include, but not be limited to, community development lending in our assessment area; small business lending to low-to-moderate income borrowers in low-to-moderate income areas; and residential loans to low-to-moderate income borrowers in low-
to-moderate areas. CRA Goals had an overall weighting of 15% of target.
Award opportunities set at Threshold/Target/Stretch under the 2024 Executive Management Cash Incentive Plan for each Corporate Goal are as follows (amounts are expressed as a percentage of each Named Executive Officer’s annual base salary effective December 31, 2024, before the application of approved weighting for each goal):

Award Opportunities at Threshold/Target/Stretch

Name	EPS Goal (%)	Loan Goal (%)	Deposit Goal (%)	DDA Goal (%)	CRA Goal (%)
Chief Executive Officer	19.25/38.50/ 57.75	25/50/75	20/40/60	25/50/75	25/50/75
Executive Vice Presidents(1)	15.50/31.00/ 46.50	20/40/60	15/30/45	20/40/60	20/40/60
(1) Excludes the position of Chief Risk Officer.
The 2024 Cash Incentive Goals are weighted as follows for each Named Executive Officer:

2024 Cash Incentive Goal Weightings (%)

Name	EPS Goal (%)	Loan Goal (%)	Deposit Goal (%)	CRA Goal (%)
Steven M. Klein	50	10	25	15
William R. Jacobs	50	10	25	15
David V. Fasanella	50	10	25	15
Robin Lefkowitz	50	10	25	15
Vickie Tomasello	N/A	N/A	N/A	N/A
Given Ms. Tomasello’s role as Chief Risk Officer, she did not have Corporate Goals in 2024. Ms. Tomasello’s cash incentive compensation was targeted at the same level as the overall executive vice president team with individual performance goals relevant to operations of the credit department, as well as other risk management objectives.

38 | 2025 Proxy Statement	Northfield Bancorp, Inc.

This approach is in alignment with the role of Chief Risk Officer, and with the overall strategic objectives of the
Company, while providing appropriate incentive related to key risk performance objectives.
The Committee also considers appropriate risk management elements for all NEOs, including compliance with
Company established risk tolerances in areas including credit quality, asset and liability concentrations, and liquidity and interest rate risk, as well as findings and conclusions of internal audits, external audits and regulatory examinations in assessing the achievement of the Corporate Goals for 2024.
The Committee evaluates the reasonableness and likelihood of attaining designated incentive goals, including stretch (maximum) goals, in an effort to ensure that such targets appropriately reward performance, but do not encourage undue risk taking. Actual performance over the applicable measurement period may exceed or fall short of the targets resulting in the NEO receiving an annual incentive cash award that is above or below the targeted level. Annual incentive cash awards granted in prior years are not taken into account by the Committee in the process of setting performance targets for the current year. The Committee believes that doing so would be inconsistent with the underlying reasons for the use of incentive compensation.
In February 2025, the Committee evaluated 2024 performance and achievement of the Corporate Goals for the
NEOs. When reviewing actual 2024 financial performance, the Committee affirmed its original incentive compensation plan design decisions made in January 2024, to exclude from the measures of performance, bank-
owned life insurance related gains (if any), brokered deposits, gains or losses on sales of securities, if any, and loan balances.

Corporate Goal Achievement

Goal	Target(1) ($)	Achievement(1) ($)	Percentage of Target Achieved (%)
EPS Goal	0.91	Below Threshold	Not Meaningful
Loan Goal	168,000	Below Threshold	Not Meaningful
Deposit Goal	90,000	Above Target	107%
DDA Goal	70,000	Between Threshold and Target	95%
CRA Goal	N/A	Above Stretch	Above Stretch
(1)In thousands, except CRA Goal
As a result of the Company's financial performance in 2024, and in accordance with the 2024 Executive
Management Cash Incentive Plan, and related Corporate Goals, the Committee evaluated the level of attainment of each assigned Corporate Goal, and concluded that the Corporate EPS and Loan Goals for 2024  were not met, and no cash incentive for Messrs. Klein, Jacobs and Fasanella, and Ms. Lefkowitz would be awarded on these goals.
The Corporate Deposit Goals and the CRA Goal were achieved with the Deposit Goal at 107% of target and the
DDA Goal at 95% of target, and the CRA Goal above stretch,  cash incentive for Messrs. Klein, Jacobs and
Fasanella, and Ms. Lefkowitz were awarded on these goals.

Northfield Bancorp, Inc.	2025 Proxy Statement | 39

The following table details the actual cash incentive award as a percentage of Target Award Opportunity:

Actual Cash Incentive Award as a Percentage of Target Award Opportunity:

Name	Target Award Opportunity ($)	Actual Award(1) ($)	Actual Award as a Percentage of Target Award Opportunity (%)
Steven M. Klein	$324,005	$169,632	52.35
William R. Jacobs	$143,936	$74,437	51.72
David V. Fasanella	$136,486	$70,584	51.72
Robin Lefkowitz	$119,875	$61,994	51.72
Vickie Tomasello	$115,251	$59,603	51.72
(1)Actual award excludes discretionary bonus granted for 2024 of $10,000 for  Ms. Lefkowitz, respectively described below in "Exceptions to Usual
Procedures".
Equity Awards
The objective of equity awards is to further align the interests of our employees, including the NEOs, with those of stockholders and to reward sustained performance.
On an annual basis, the Committee reviews its equity award grant practices in relation to market for the NEOs and other eligible employees. The Committee considers prior grants, including the value of such awards, the period over which the awards are earned, and the remaining unvested awards for each award recipient. The Committee also considers the current market grant practices of institutions within our peer group companies as provided by the Company’s independent compensation consultants. Based upon the above, the Committee determined in
January 2024 to grant equity awards to select officers and the NEOs.
Approximately one-half of the targeted value of the awards for the NEOs received were in the form of time-based restricted shares of Company stock vesting on a pro-rata basis over a three-year period, beginning one year from the date of grant, and approximately one-half were performance-based restricted stock units ("Performance
Awards"), with three-year cliff vesting tied to a goal of core return on average assets. The actual Performance
Awards can vest above or below the targeted number of shares if core return on average assets exceeds Target by
20% (award increased by 50%) or is below Target by 10% (award decreased by 50%).

2024 Equity Awards Granted to NEOs as Percentage of Annual Base Salary(1)

Name	Percentage of Annual Base Salary (%)	Performance Based Awards	Time Based Awards	Total 2024 Awards Granted

Steven M. Klein	60.0	16,409	16,409	32,818
William R. Jacobs	50.0	7,626	7,626	15,252
David V. Fasanella	50.0	7,231	7,231	14,462
Robin Lefkowitz	50.0	6,302	6,302	12,604
Vickie Tomasello	50.0	6,104	6,104	12,208
(1) Percentage of Annual Base Salary is calculated using the Named Executive Officer’s Annual Base Salary at December 31, 2023.
For 2024, certain NEOs were eligible to vest in awards based on performance from 2021 to 2023. Performance measures for this period were as follows:

40 | 2025 Proxy Statement	Northfield Bancorp, Inc.

2021-2023 Goals and Results of Performance Stock Awards

Multi Year Core ROAA	Threshold	Target	Stretch	Achievement
Core ROAA	0.88%	0.93%	1.12%	1.00%
Our Core ROAA was below the 35th percentile of the peer group, with an actual result of 33.30th percentile, thus the modifier was applied consistent with the award design. Consequently, the shares vested at 74% of target. As a result, Messrs. Klein, Jacobs, Fasanella, and Ms. Lefkowitz received 8,444 shares, 3,625 shares, 3,402 shares, and
2,900 shares.
Broad-Based Benefits
We also provide to our NEOs certain broad-based benefits available to all qualifying employees of the Company, as well as fringe benefits and perquisites, and restoration and other termination benefits, not generally available to all qualifying employees of the Company.
The following summarizes the significant broad-based benefits in which the Named Executive Officers were eligible to participate in 2024:
•a defined contribution 401(k) retirement plan with discretionary employee profit-sharing contributions;
•an employee stock ownership plan;
•medical coverage (all employees share in a percentage of the cost, depending on their elections);
•pre-tax health and dependent care spending accounts; and
•group life insurance coverage (death benefit capped at $750,000, with the value of the death benefit over $50,000 being reported as taxable income to all employees).
The Northfield Bank Employee Stock Ownership Plan (the “ESOP”) allocates a certain number of shares of the
Bancorp’s common stock on an annual basis among plan participants subject to Internal Revenue Code limitations.
All eligible employees, including Named Executive Officers, are eligible to participate in the plan.
Executive Benefits and Perquisites
In addition to the broad-based benefits described above, NEOs received the following fringe benefits and perquisites in 2024:
•all NEOs may participate in the Northfield Bank Non-Qualified Deferred Compensation Plan. The plan provides restoration of benefits capped under Northfield Bank’s broad-based benefits due to Internal
Revenue Code salary limitations or limitations due to participation requirements under tax-qualified plans. The plan also permits elective salary and cash incentive award deferrals;
•all NEOs are reimbursed for appropriate spousal/partner expenses for attendance at certain business events;
•all NEOs are provided a cellular allowance of up to $120 per month for business usage;
•Mr. Klein is provided full-time use of a company maintained vehicle;
•Mr. Jacobs and Ms. Tomasello each received a monthly automobile allowance of $975; and
•Mr. Fasanella and Ms. Lefkowitz each received a monthly automobile allowance of $1,350.
In lieu of a monthly automobile allowance, Mr. Klein currently receives use of an automobile (including all operating expenses) leased or owned by Northfield Bank for business and personal use. Personal use of the automobile, including normal commuting, is reported as taxable income to Mr. Klein.
The Committee reviews the other components of executive compensation (broad-based benefits, and executive benefits and perquisites) on an annual basis. Changes to the level or types of broad-based benefits within these

Northfield Bancorp, Inc.	2025 Proxy Statement | 41

categories, including considerations relating to the addition or elimination of benefits and plan design changes, are made by the Committee on an aggregate basis with respect to the group of employees entitled to those benefits, and not necessarily with reference to a particular NEOs compensation. Decisions about these components of compensation are made without reference to the NEOs salary and annual cash incentives, as they involve issues of more general application and often include consideration of trends in the industry or in the employment marketplace.
Executive Agreements
In addition to the components of executive compensation described above, each NEO is a party to an employment agreement with Northfield Bank. See “Employment Agreements” for a description of these agreements and
“Potential Payments to Named Executive Officers” for information about potential payments to these individuals upon termination of their employment with Northfield Bank. The employment agreements contain no payment provisions for tax gross-ups to executives under any circumstance.
The employment agreements are designed to allow the Company to retain the services of the designated executives while reducing, to the extent possible, unnecessary disruptions to Northfield Bank’s operations. In addition, the Committee believes that the employment agreements better align the interests of the executive with those of our stockholders. The Committee believes that these agreements allow executives to more objectively evaluate opportunities for stockholders without causing undue personal financial conflicts.
The Committee reviewed prevailing market practices, consulted with Aon on the competitiveness and reasonableness of the terms of the agreements, and negotiated the agreements with the individuals. The
Committee believes such agreements are competitive market practice and necessary to retain executive talent.
The employment agreements for all NEOs are for a term of three years, and are reviewed annually by the
Committee for renewal. The agreements provide for salary and incentive cash compensation payments, as well as additional post-employment benefits, primarily health benefits for a period not to exceed 18 months (or equivalent cash payments), under certain conditions, as defined in the employment agreements. The benefits
(base salary and cash incentive compensation) provided under the agreements are generally for three years as related to Mr. Klein, and two years for all other NEOs. See “Employment Agreements” for further discussion.
Exceptions to Usual Procedures
The Committee may recommend to the Board of Directors that they approve the payment of special cash compensation to one or more NEOs in addition to payments approved during the normal annual compensation-
setting cycle. The Committee may make such a recommendation if it believes it would be appropriate to reward one or more NEOs in recognition of contributions to a particular project, or in response to competitive and other factors that were not addressed during the normal annual compensation-setting cycle.
The Committee evaluated the contributions and successes of each NEO, and considered, among other things, the liquidity, deposit retention, the effect on management of cost of deposits in relation to the economic environment, and made a determination to award a discretionary cash bonus of $10,000 for Ms. Lefkowitz.
The Committee will consider off-cycle compensation adjustments whenever a NEOs status, role or responsibilities change, or an executive officer is hired. The Committee may depart from the compensation guidelines it would normally follow for executives in the case of outside hires.
Committee Actions Affecting 2025 Compensation
In 2024, Aon assisted the Committee with its review of determining 2025 executive (and director) compensation.
The review included a report of current market practices, trends, and benchmarking related to executive base salaries, cash incentive compensation, equity compensation, employment contracts, and perquisites. Additionally,

42 | 2025 Proxy Statement	Northfield Bancorp, Inc.

Aon provided the Committee with assistance in the development of the 2025 Management Cash Incentive Plan and related executive goals and award opportunities.
In January 2025, in connection with the results of the compensation review, and in recognition of individual performance, the Committee made the conclusion to increase the annual base salaries, effective on or about
February 24, 2025, for the Named Executive Officers as follows:

Base Salary for 2025

Name	December 31, 2024 ($)	Increase (%)	Increase ($)	February 24, 2025 ($)
Steven M. Klein	753,500	3.52	26,500	780,000
William R. Jacobs	420,250	3.51	14,750	435,000
David V. Fasanella	398,500	3.51	14,000	412,500
Robin Lefkowitz	350,000	8.57	30,000	380,000
Vickie Tomasello	336,500	5.50	18,500	355,000
In January 2025, the Committee also granted equity awards to each of the NEOs, and concluded to increase the value of awards for the NEOs based on current market practices and in recognition of individual performance. The equity award value for Mr. Klein was increased to approximately 75.0% of annual base salary as of December 31,
2024; and to 55.0% of annual base salary as of December 31, 2024, for all other NEOs. Consistent with 2024 awards, approximately one-half of the Targeted value for each Named Executive Officer is in the form of performance-based restricted stock units (“Performance Awards”), with three-year cliff vesting tied to a goal of core return on average assets. The actual Performance Awards can vest up to 50.0% above or up to 50.0% below the Targeted number of shares if core return on average assets exceeds target by 15.0% or is below target by
15.0%, subject to a peer modifier. Performance below threshold results in no vesting of Performance Awards. The remaining equity awards are in the form of restricted stock, with annual vesting on a pro-rata basis over a three-
year period.
In January 2025, the Committee approved the 2025 Management Cash Incentive Plan. The plan contains similar terms and conditions as the 2024 Management Cash Incentive Plan.

Compensation Committee Report
The Compensation Committee has reviewed and discussed with management, the section included in this Proxy
Statement entitled “Compensation Discussion and Analysis (the "CD&A").” Based on this review and discussion, the Compensation Committee recommended to the Board of Directors that the CD&A be included in our Proxy
Statement. The members of the Compensation Committee at December 31, 2024 were: Paul V. Stahlin, who currently serves as Chair, Annette Catino, Karen J. Kessler, and Timothy C. Harrison.

Northfield Bancorp, Inc.	2025 Proxy Statement | 43

Compensation Tables
Summary Compensation Table
The following table sets forth certain information for the three years ended December 31, 2024, as to the total remuneration we paid to our Named Executive Officers:

Summary Compensation Table

Name and principal position	Year	Salary ($)	Stock Awards(1) ($)	Option Awards ($)	Bonus ($)	Non-equity incentive plan compensation ($)	All other compensation(2) ($)	Total ($)
Steven M. Klein, President and Chief Executive Officer	2024	749,086	436,808	—	—	169,632	121,483	1,477,009
	2023	723,693	384,972	—	—	—	119,115	1,227,780
	2022	695,078	296,490	—	—	359,779	137,794	1,489,141
William R. Jacobs, Executive Vice President and Chief Financial Officer	2024	417,784	203,004	—	—	74,437	68,845	764,070
	2023	403,615	165,945	—	30,000	—	65,705	665,265
	2022	388,115	129,522	—	—	160,564	78,241	756,442
David V. Fasanella Executive Vice President and Chief Lending Officer	2024	396,164	192,489	—	—	70,584	59,997	719,234
	2023	382,692	157,237	—	30,000	—	57,638	627,567
	2022	367,231	121,569	—	—	174,335	65,542	728,677
Robin Lefkowitz, Executive Vice President and Chief Branch Administration, Deposit Operations and Business Development Officer	2024	347,491	167,759	—	10,000	61,994	65,828	653,072
	2023	325,672	134,072	—	30,000	—	62,484	552,228
	2022	311,902	103,580	—	17,500	110,796	73,556	617,334
Vickie Tomasello, Executive Vice President and Chief Risk Officer	2024	334,510	162,488	—	—	59,603	21,355	577,956
	2023	112,500	24,999	—	—	—	5,484	142,983
	2022	—	—	—	—	—	—	—
(1)Represents the aggregate grant date fair value of time vesting and performance vesting awards to the employee. The grant date fair values of the performance-vesting portion of the awards granted in 2024 are computed at Target performance achievement and amounted to $218,404, $101,502,
$96,245 ,$81,244, and $83,880 for Messrs. Klein, Jacobs, and Fasanella, Ms. Tomasello, and Ms. Lefkowitz, respectively. The grant date fair values of the performance-vesting portion of the awards granted in 2024 at Stretch (Maximum) performance would be $327,606, $152,253, $144,367, $121,866, and
$125,819, for Messrs. Klein, Jacobs, and Fasanella, Ms. Tomasello, and Ms. Lefkowitz, respectively. Represents the aggregate grant date fair value of time vesting and performance vesting awards to the employee. The grant date fair values of the performance-vesting portion of the awards granted in 2023 are computed at Target performance achievement and amounted to $282,557, $115,574, $109,592, and $92,534 for Messrs. Klein, Jacobs, Fasanella, and Ms.
Lefkowitz, respectively. The grant date fair values of the performance-vesting portion of the awards granted in 2023 at Stretch (Maximum) performance would be $423,835, $173,361, $164,389, and $138,801, for Messrs. Klein, Jacobs, Fasanella, and Ms. Lefkowitz, respectively. The grant date fair values of the performance-vesting portion of the awards granted in 2022 are computed at Target performance achievement and amounted to $148,222, $64,761,
$60,784, and $51,790 for Messrs. Klein, Jacobs, Fasanella, and Ms. Lefkowitz, respectively. The grant date fair values of the performance-vesting portion of the awards granted in 2022 at Stretch (Maximum) performance would be $177,866, $77,713, $72,941, and $62,147, for Messrs. Klein, Jacobs, Fasanella, and
Ms. Lefkowitz, respectively.
(2)The individuals listed in this table participate in certain medical and dental coverage plans, not disclosed in the Summary Compensation Table, that are generally available to salaried employees and do not discriminate in scope, terms, and operation. The amounts shown below for each individual for the year ended December 31, 2024, include our direct out-of-pocket costs (reduced for Mr. Klein, in the case of the figures shown for automobiles, by the amount that would otherwise have been paid in cash reimbursements during the year for business use) for the following items:

44 | 2025 Proxy Statement	Northfield Bancorp, Inc.

All Other Compensation

	Mr. Klein ($)	Mr. Jacobs ($)	Mr. Fasanella ($)	Ms. Lefkowitz ($)	Ms. Tomasello ($)
Employer contributions to qualified and nonqualified deferred compensation plans	85,779	49,716	33,587	42,275	5,018
Automobile	19,500	11,700	16,200	16,200	11,700
Dividends paid on restricted stock awards(a)	11,994	5,096	4,793	3,957	—
Other(b)	4,210	2,333	5,417	3,396	4,637
Total	121,483	68,845	59,997	65,828	21,355

(a)Amounts represent dividends paid upon the vesting of restricted stock awards that were withheld while the restricted stock awards were unvested.
(b)Includes spousal reimbursement for business travel, welfare benefits, and cell phone and data usage.
Plan-Based Awards
As further discussed in “Compensation Discussion and Analysis — Assembling the Components of Compensation,”
the Company maintained a cash incentive award program and equity incentive award program for its NEOs for the year ended December 31, 2024.
The following table sets forth for the year ended December 31, 2024, certain information as to grants of plan-
based cash awards:

Grants of Plan-Based Awards Non-Equity Awards

		Estimated future payouts under non-equity incentive plan awards
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)
Steven M. Klein	1/26/24	162,003	324,005	486,008
William R. Jacobs	1/26/24	71,968	143,936	215,903
David V. Fasanella	1/26/24	68,243	136,486	204,729
Robin Lefkowitz	1/26/24	59,938	119,875	179,813
Vickie Tomasello	1/26/24	57,626	115,251	172,877
See “Compensation Discussion and Analysis - Cash Incentives,” for actual awards made under the 2024 Executive
Management Cash Incentive Plan.

Northfield Bancorp, Inc.	2025 Proxy Statement | 45

The following table sets forth for the year ended December 31, 2024, certain information as to grants of plan-
based equity awards:

Grants of Plan-Based Equity Awards Estimated Future Payouts Under Equity Incentive Plan Awards

Name	Grant Date	Threshold (2) (#)	Target(2) (#)	Stretch(2) (#)	Maximum(2) (#)	All other stock awards: Number of shares of stock or units (#)	Grant date Fair Value of Stock and Option Awards(1) ($)
Steven M. Klein	1/26/24	8,204	16,409	24,613	30,767	16,409	436,808
William R. Jacobs	1/26/24	3,813	7,626	11,439	14,299	7,626	203,004
David V. Fasanella	1/26/24	3,615	7,231	10,846	13,558	7,231	192,489
Robin Lefkowitz	1/26/24	3,151	6,302	9,453	11,816	6,302	167,759
Vickie Tomasello	1/26/24	3,052	6,104	9,156	11,445	6,104	162,488
(1)Represents the grant date fair value of awards to each Named Executive Officer at Target based on Northfield Bancorp, Inc. stock price of $13.31 as of close of business on January 26, 2024
(2)The performance award payouts above are subject to a Modifier which in addition, provides for (i) a downward 25% adjustment if Core ROAA is below the
35th percentile as measured against the Company’s peer group as determined by the Compensation Committee of the Board; and (ii) an upward adjustment of payout of 25% if Core ROAA is at or above the 50th percentile.  Between the 35th percentile and less than the 50th percentile, the Modifier is applied on a pro rata basis.  The award payouts above assumes Core ROAA is at Target.

46 | 2025 Proxy Statement	Northfield Bancorp, Inc.

The following table sets forth certain information regarding stock awards and stock options outstanding at
December 31, 2024, for the NEOs:

Outstanding Equity Awards at Fiscal Year-End

	Stock Option Awards					Stock Awards

Name	Grant Date	Number of securities underlying unexercised options (exercisable) (#)	Number of securities underlying unexercised options (unexercisable) (#)	Option exercise price ($)	Option expiration date(1)	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested(2)(3) ($)
Steven M. Klein	5/27/15	135,000	—	14.76	5/27/25	—	—
	11/1/17	40,000	—	16.89	11/1/27	—	—
	2/17/20	—	—	—	—	1,439	16,721
	1/29/21	—	—	—	—	4,594	53,382
	1/28/22	—	—	—	—	12,525	145,541
	1/27/23	—	—	—	—	22,325	259,417
	1/26/24	—	—	—	—	32,818	381,345
William R. Jacobs	5/27/15	12,000	—	14.76	5/27/25	—	—
	2/17/20	—	—	—	—	578	6,716
	1/29/21	—	—	—	—	1,972	22,915
	1/28/22	—	—	—	—	5,472	63,585
	1/27/23	—	—	—	—	9,624	111,831
	1/26/24	—	—	—	—	15,252	177,228
David V. Fasanella	2/17/20	—	—	—	—	542	6,298
	1/29/21	—	—	—	—	1,850	21,497
	1/28/22	—	—	—	—	5,136	59,680
	1/27/23	—	—	—	—	9,119	105,963
	1/26/24					14,462	168,048
Robin Lefkowitz	5/27/15	10,000	—	14.76	5/27/25	—	—
	11/16/16	40,000	—	18.44	11/16/26	—	—
	2/17/20	—	—	—	—	399	4,636
	1/29/21	—	—	—	—	1,577	18,325
	1/28/22	—	—	—	—	4,376	50,849
	1/27/23	—	—	—	—	7,775	90,346
	1/26/24					12,604	146,458
Vickie Tomasello	1/26/24	—	—	—	—	12,208	141,857
(1)Stock options expire if unexercised 10 years from the grant date.
(2)Restricted stock units represent a Target level of performance.
(3)Amount is based on $11.62 per share, which is the last reported closing price of the Bancorp’s common stock on December 31, 2024.

Northfield Bancorp, Inc.	2025 Proxy Statement | 47

The following table provides information concerning stock option exercises and the vesting of stock awards for each NEOs during 2024:

Stock Option Exercised and Vested

	Options Exercised and Stock Vested

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(1) ($)
Steven M. Klein	—	—	18,133	213,930
William R. Jacobs	—	—	7,774	91,809
David V. Fasanella	—	—	7,315	86,414
Robin Lefkowitz	—	—	6,171	72,974
Vickie Tomasello	—	—	2,354	28,319
(1) "Value Realized on Vesting" is based on the closing price of Northfield Bancorp, Inc. common stock on date of vesting.
Non-Qualified Deferred Compensation Plan
The Northfield Bank Non-Qualified Deferred Compensation Plan provides for the elective deferral of fees by participating members of the Boards of Directors, and the elective deferral of compensation and/or performance-
based compensation payable to eligible employees of the Bancorp and Northfield Bank. A designated amount of director fees, compensation and/or performance based compensation may be deferred until one of the specified events in the plan occurs, which permits all or part of the monies so deferred, together with earnings, to be distributed to participants or their beneficiaries.
In addition, the plan provides eligible employees of Northfield Bank with supplemental retirement income from
Northfield Bank when such amounts are not payable under the contribution formula of the Northfield Bank 401(k)
Savings Plan, due to reductions and other limitations imposed under the Internal Revenue Code.
Members of the Boards of Directors of the Bancorp and Northfield Bank, and certain employees, are eligible to participate in the plan.  In the Company’s sole discretion, each participant may request that his or her deferred compensation account be deemed to be invested in any one or more of the investment options available to the
Company. A participant may periodically request a change to his or her investment allocation deemed available under the plan. If any participant fails to direct the investment of his or her deferred compensation account, or to the extent the employer chooses not to honor the participant’s request, the deferred compensation account will be deemed to bear interest at the rate prevailing for 30-year United States Treasury Bonds.
With respect to amounts of deferred director fees, deferred compensation or performance-based compensation, distributions will be made under the plan in the event of the participant’s retirement, death, termination due to disability, separation from service prior to the participant’s retirement date, upon the establishment of an unforeseeable emergency, upon a change in control, or upon the attainment of a specific date of distribution in a single lump sum or in up to 15 annual installment payments, as designated by the participant in his or her enrollment agreement. In the case of an unforeseeable emergency, the amounts distributed will not exceed the amounts necessary to satisfy the emergency plus an amount necessary to pay any taxes owed on the distribution.
In the event the participant fails to designate a payment schedule on his enrollment agreement or if the entire balance credited to the participant’s account is less than $10,000, payment will be made in a single lump sum. If a participant dies before receiving the full amount of his benefit, the remaining amounts will be paid to the participant’s designated beneficiary according to the participant’s form of election or, if there is no designated beneficiary at the time of the participant’s death, to the participant’s estate in a single lump sum. Distributions to certain “specified employees” on account of their separation from service may be delayed for six months, if necessary, to comply with Internal Revenue Code Section 409A.

48 | 2025 Proxy Statement	Northfield Bancorp, Inc.

In addition, the Non-Qualified Deferred Compensation Plan provides for benefits which supplement those paid under the 401(k) Savings Plan in the event of normal, early or postponed retirement, death, or termination of service. Such benefits will be equal to the sum of: (i) the maximum amount of employer matching contributions provided to a participant each calendar year, assuming a participant’s maximum contributions, reduced by the amount of employer matching contributions made for the participant under the 401(k) Savings Plan for such year, adjusted by gains and losses; (ii) commencing January 1, 2000, the amount of employer matching contributions not credited to a participant’s 401(k) Savings Plan account as a result of an employer error, adjusted by gains and losses, if any; and (iii) the maximum amount of discretionary employer contributions that would be provided to a participant under the 401(k) Savings Plan, assuming an allocation without taking into account the limitations imposed by the Internal Revenue Code, reduced by the amount of discretionary employer contributions actually made to a participant under the 401(k) Savings Plan for each such year, adjusted by gains and losses, if any.
Benefits payable under this plan that supplement matching contributions under the 401(k) Savings Plan will be aggregated with benefits payable under the Supplemental ESOP (described below). Upon the occurrence of a distribution event, such benefits will be payable in either a lump sum or installments over a period of up to 15 years, at the election of the participant made in accordance with Section 409A of the Internal Revenue Code.
The Non-Qualified Deferred Compensation plan is considered an unfunded plan for tax and Employee Retirement
Income Security Act purposes. All obligations owing under the plan are payable from the general assets of the
Company and are subject to the claims of the Company’s creditors.
Supplemental Employee Stock Ownership Plan
The Northfield Bank Supplemental Employee Stock Ownership Plan (the “Supplemental ESOP”) provides additional cash benefits, equal to the participant’s account balance, at retirement or other termination of employment (or upon a change in control) to participants who are key employees, who are approved by the
Compensation Committee and whose benefits under the tax-qualified ESOP, described below, are limited by tax law limitations applicable to tax-qualified plans. The Supplemental ESOP credits each participant who also participates in the tax-qualified ESOP with an annual amount equal to the sum of the difference (expressed in dollars) between (a) the number of shares of common stock of Northfield Bancorp, Inc. that would have been allocated to the participant’s account in the employee stock ownership plan, but for the tax law limitations, plus earnings thereon, and (b) the actual number of shares allocated to the participant’s account in the employee stock ownership plan plus earnings thereon. In each case, the number of shares will be multiplied by the fair market value of the shares on the allocation date to determine the annual allocation amount. Each participant is permitted to make investment recommendations for the annual amount credited to his or her account among a broadly diversified group of mutual funds selected for investment by a committee appointed by Northfield Bank’s Board of
Directors to administer the Supplemental ESOP. Northfield Bank has established a rabbi trust to hold assets attributable to the Supplemental ESOP to informally fund its benefit obligation. Northfield Bank, at its discretion, may account for the Supplemental ESOP solely as bookkeeping entries. Whether or not a rabbi trust is established, the participant’s account value is based on the value of the investments in which the participant invests, or is deemed to invest, in their account. Benefits distributed to participants from the Supplemental ESOP will be aggregated with benefits payable under the matching contributions portion of the Nonqualified Deferred
Compensation Plan (described above). Upon the occurrence of a distribution event, such benefits will be payable in either a lump sum or installments over a period of up to 15 years, at the election of the participant made in accordance with Section 409A of Internal Revenue Code.

Northfield Bancorp, Inc.	2025 Proxy Statement | 49

The following table sets forth certain information with respect to our Non-Qualified Deferred Compensation
Plans at and for the year ended December 31, 2024:

Non-Qualified Deferred Compensation Plan

Name	Executive contributions in last fiscal year ($)(1)	Registrant contributions in last fiscal year ($)(1)	Aggregate earnings in last fiscal year ($)(2)	Aggregate withdrawals/ distributions ($)	Aggregate balance at last fiscal year end ($)(3)
Steven M. Klein	22,487	32,041	205,423	—	1,506,731
William R. Jacobs	8,361	6,794	14,980	—	150,529
David V. Fasanella	31,714	5,234	18,672	—	220,816
Robin Lefkowitz	17,389	1,507	1,736	—	22,312
(1)Contributions included in the “Executive contributions in last fiscal year” and the “Registrant contributions in last fiscal year” columns are included as compensation for the listed individuals in the Summary Compensation Table.
(2)Amounts included in the “Aggregate earnings in last fiscal year” are not included as compensation for the listed individuals in the Summary Compensation
Table as such earnings are not preferential or “above market.”
(3)Amounts included in the “Aggregate balance at last fiscal year end” previously were reported as compensation for the listed individuals except to the extent that such balances reflect earnings, all of which were not preferential or “above market.”

Disability Coverage
All Named Executive Officers are eligible to purchase supplemental short-term disability coverage through
Northfield Bank on the same terms and conditions as other Northfield Bank employees.

Life Insurance Coverage
Named Executive Officers receive life insurance coverage for the term of their employment at Northfield Bank.
The benefit is valued at two times their annual base salary, up to a maximum benefit of $750,000. This benefit ceases upon termination of employment and is not transferable.

Employment Agreements
Northfield Bank has entered into employment agreements with each of the Named Executive Officers. Northfield
Bancorp, Inc. is a signatory to each of the agreements for the sole purpose of guaranteeing payments thereunder.
Each of these agreements has an initial term of three years. Each year, on the anniversary date of the agreements, the employment agreements for all Named Executive Officers renew for an additional year so that the remaining term will be three years unless notice of non-renewal is provided to the executive prior to such anniversary date. If a contract is not renewed, the remaining term of the contract will be two years. The Compensation Committee of the Board of Directors conducts a performance evaluation of each executive to determine whether to renew the employment agreement. The Compensation Committee also evaluates the terms and conditions of the agreements prior to renewal, in consultation with independent third party compensation consultants, to determine that such terms and conditions are competitive with the market for the designated positions. The
Compensation Committee will present its findings to the Board of Directors who either will approve renewal or non-renewal. If the Board determines not to renew an employment agreement, it must give notice to the executive within the prescribed timeframe prior to the anniversary date as provided for in the underlying contract.
The employment agreement for Mr. Klein provides for payments and benefits, as defined in the contract, to be calculated for up to a three-year period and for Messrs. Jacobs and Fasanella, Ms. Lefkowitz and Ms. Tomasello,
for up to a two-year period. Each of the contracts was renewed effective January 1, 2025.

50 | 2025 Proxy Statement	Northfield Bancorp, Inc.

Under the employment agreements base salaries for Messrs. Klein, Jacobs, and Fasanella, Ms. Lefkowitz, and Ms.
Tomasello were $753,500, $420,250, $398,500, $350,000 and $336,500, respectively, as of December 31, 2024.
In addition to base salary, each agreement provides for, among other things, participation in certain cash incentive programs and other employee retirement benefit and fringe benefit plans applicable to executive employees.
Northfield Bank also will pay or reimburse each executive for all reasonable business expenses incurred by the executive in the performance of his/her obligations. In addition, Northfield Bank will pay directly or reimburse Mr.
Klein for the expense of leasing an automobile and reasonable expenses associated with the use of such automobile. Each employment agreement may be terminated for cause at any time, in which event the executive would have no right to receive compensation or other benefits under the employment agreement for any period after termination.
Certain events resulting in the executive’s termination or resignation entitle the executive to payments of severance benefits following termination of employment. If the executive’s employment is terminated for reasons other than “just cause” (as defined in the employment agreements), “disability” (as defined in the employment agreements), or death, or if the executive resigns during the term of the agreement following:
(i)the failure to elect or reelect or to appoint or reappoint the executive to the employee position;
(ii)a material change in the executive’s functions, duties, or responsibilities that would cause the executive’s position to become one of lesser responsibility, importance or scope;
(iii)a relocation of the executive’s principal place of employment by more than 35 miles from designated areas;
(iv)a material reduction in the benefits and perquisites of the executive, other than a reduction in pay or benefits of all Northfield Bank employees;
(v)the liquidation or dissolution of Northfield Bank or Northfield Bancorp, Inc. that would affect the status of the executive; or
(vi)a material breach of the employment agreement by Northfield Bank;
the executive would be entitled to a lump sum cash severance payment and the continuation of certain health and welfare benefits (or a cash equivalent payment if such benefits cannot be provided) for the prescribed period of time after termination of employment, as more fully described under the table “Potential Payments to Named
Executive Officers.” Any payment or benefit payable as a result of an executive’s involuntary termination or resignation for good reason (prior to a change in control) is contingent on the executive’s execution and non-
revocation of a release of claims against Northfield Bancorp, Inc. and Northfield Bank.
In the event an executive’s employment is terminated (without cause) or the executive resigns in connection with or following a corporate transaction characterized as a “change in control” and due to the occurrence of one of the events described in the immediately preceding paragraph, the executive would also be entitled to a lump sum cash severance payment and the continuation of certain health and welfare benefits, including health and life insurance benefits for the prescribed period of time after termination of employment, as more fully described under the table “Potential Payments to Named Executive Officers.” Payments will be made in a lump sum within 30 days after the date of termination, or, if necessary to avoid penalties under Section 409A of the Internal Revenue Code, no later than the first day of the seventh month following the date of termination. In addition, the executive and his or her family would be entitled, at no expense to the executive, to the continuation of certain health and welfare benefits for 18 months following the date of termination. If such benefits cannot be provided, a lump sum cash payment for the value of such benefits will be made to the executive.
Notwithstanding the foregoing, if payments to the executive would result in an “excess parachute payment” as defined in Section 280G of the Internal Revenue Code, payments under the employment agreements would be reduced to avoid such a result.
The employment agreements provide that in the event of the executive’s disability, the executive’s obligation to perform services under the employment agreement will terminate, and the executive will continue to receive his or her then current base salary for one year. Such payments will be reduced by the amount of any short- or long-
term disability benefits payable under any disability program sponsored by Northfield Bancorp, Inc. or Northfield

Northfield Bancorp, Inc.	2025 Proxy Statement | 51

Bank. If disability payments are not subject to federal income tax, then amounts payable to the executives under the employment agreements will be tax adjusted assuming a combined federal, state and city tax rate of 38%, to determine the reduction in payments under the agreement, to reflect the tax-free nature of the disability payments. In addition, the executive and his dependents will continue to be provided with certain medical, dental and other health benefits on the same terms as those provided prior to the executive’s termination for a period of one year.
In the event of the executive’s death, the executive’s estate or beneficiaries will be paid the executive’s base salary for one year and will receive continued medical, dental, and other health benefits for one year on the same terms as those provided prior to the executive’s death.
Upon termination of employment, other than in connection with a change in control, the executives agree not to solicit Northfield Bank’s employees or customers for a period of one year (two years in the case of Mr. Klein if receiving benefits under the agreement). Also, if receiving severance payments under the agreement (other than following a change in control) the executives agree not to compete with Northfield Bank for a period of one year in the case of Messrs. Jacobs and Fasanella, Ms. Lefkowitz, and Ms. Tomasello, and two years in the case of Mr. Klein in any city, town or county in which the executive’s normal business office is located and Northfield Bank has an office or has filed an application for regulatory approval to establish an office.

Potential Payments to Named Executive Officers
The below table sets forth estimates of the amounts that would be payable to the listed individuals, under their employment agreements and stock option and restricted stock agreements in the event of their termination of employment on December 31, 2024, under designated circumstances. The table does not include vested or accrued benefits under qualified and non-qualified benefit plans or qualified or non-qualified deferred compensation plans that are disclosed elsewhere in this Proxy Statement. The estimates shown are highly dependent on a variety of factors, including but not limited to the date of termination, interest rates, federal, state, and local tax rates, and compensation history. Actual payments due could vary substantially from the estimates shown. For example, the amounts presented in the table below for discharge without Cause or resignation with
Good Reason in connection with a change in control have not been reduced to reflect any cut-back required to avoid an excess parachute payment under Section 280G of the Internal Revenue Code. We consider each termination scenario listed below to be exclusive of all other scenarios and do not expect that any of our executive officers would be eligible to collect the benefits shown under more than one termination scenario. If an executive officer is terminated for “just cause” as defined in the employment agreement, the Company has no contractual payment or other obligations under the employment agreement.

52 | 2025 Proxy Statement	Northfield Bancorp, Inc.

Potential Payments to Named Executive Officers

	Mr.	Mr.	Mr.	Ms.	Ms.
	Klein	Jacobs	Fasanella	Lefkowitz	Tomasello
Disability(1)
Salary continuation	$580,233	$246,983	$225,233	$176,733	$163,233
Acceleration of vesting of equity awards(6)	856,406	382,275	361,487	323,327	141,857
Medical, dental and other health benefits	25,011	144	18,448	144	18,448
Total	$1,461,650	$629,402	$605,168	$500,204	$323,538
Death(2)
Salary (lump-sum payment)	$753,500	$420,250	$398,500	$350,000	$336,500
Acceleration of vesting of equity awards(6)	856,406	382,275	361,487	323,327	141,857
Medical, dental and other health benefits	25,011	144	18,448	144	18,448
Total	$1,634,917	$802,669	$778,435	$673,471	$496,805
Discharge Without Cause or Resignation With Good Reason — No Corporate Transaction(3)
Salary (lump sum)	$2,260,500	$840,500	$797,000	$700,000	$673,000
Bonus (lump sum)	735,597	191,910	204,336	158,296	—
Medical, dental and other health benefits(4)	65,435	848	43,367	1,659	43,367
Life insurance contributions(4)	1,300	803	5,296	1,119	4,827
Total	$3,062,832	$1,034,061	$1,049,999	$861,074	$721,194
Discharge Without Cause or Resignation With Good Reason — Corporate Transaction(5)
Salary (lump sum)	$2,260,500	$840,500	$797,000	$700,000	$673,000
Bonus (lump sum – see below)(5)
Relating to Change in Control	1,127,454	323,818	348,670	256,592	—
Relating to Merger of Equals	735,597	191,910	204,336	158,296	—
Acceleration of vesting of equity awards(6)	856,406	382,275	361,487	323,327	141,857
Medical, dental and other health benefits	65,435	848	43,367	1,659	43,367
Life insurance contributions	1,300	803	5,296	1,119	4,827
Total (Change in Control)	$4,311,095	$1,548,244	$1,555,820	$1,282,697	$863,051
Total (Merger of Equals)	$3,919,238	$1,416,336	$1,411,486	$1,184,401	$863,051
(1)All Named Executive Officers receive, for one year following such disability, base salary for one year. The employment agreement provides the executive with her or his base salary in the first year following disability, reduced by any assumed short-term or long-term disability insurance benefits provided under separate insurance plans we maintain. The amounts due under the employment agreements are reduced by any assumed short-term or long-term disability insurance benefits provided under separate insurance plans on a tax-equivalent basis (assuming a 38% tax rate), if such short-term or long-term disability benefits are excludable for federal income tax purposes. Each Named Executive Officer also receives health benefits previously provided for a period of one year under the same terms immediately prior to termination due to disability.
(2)Each of the employment agreements provides for a lump sum death benefit equal to one year of base salary for each executive. The employment agreements also provide for the continuation of medical, dental, and other health benefits to the executive’s family for a period of one year at the same terms and cost to the executive immediately prior to their death.
(3)The employment agreement for Mr. Klein provides for the lump-sum payment of: three times base salary; three times the average annual bonus and/or incentive award for the three years prior to the year of termination. Employment agreements for Mr. Jacobs, Mr. Fasanella, Ms. Lefkowitz and Ms. Tomasello
provide for the lump-sum payment of: two times base salary; two times the average annual bonus and/or incentive award for the two years prior to the year of termination.
(4)Employment agreements provide for medical, dental, and other health and welfare benefits to the executive and his or her family, at no cost to the executive for a period of 18 months from the date of termination. The reported figures reflect the estimated present value of the future health care premiums costs, calculated utilizing similar health care cost increase assumptions we used in measuring our liability for such benefits for financial statement purposes. For purposes of this presentation, the estimated future costs were discounted at a 2% annual compounding rate. The reported figures also include the estimated costs of group term life insurance benefits at a discount rate of 2% compounded annually.
(5)Each employment agreement provides for severance benefits on termination following a corporate transaction, defined as a Change in Control, only if the executive’s employment is terminated involuntarily or they resign with Good Reason. Under each of the employment agreements, amounts payable under a
Change in Control are identical to those payable for “Discharge Without Cause or Resignation With Good Reason — no Corporate Transaction” except that:
(i) payments pertaining to bonus and/or incentive awards are based upon the highest annual bonus and/or incentive award earned in any of the three years preceding the year in which the termination occurs in the case of Mr. Klein, and in any of the two years preceding the year in which the termination occurs in the case of Messrs. Jacobs and Fasanella, Ms. Lefkowitz, and Ms.  Tomasello. All employment agreements limit the total payments to an executive to an

Northfield Bancorp, Inc.	2025 Proxy Statement | 53

amount that is one dollar less than three times the executive’s “base amount” as defined in Section 280G of the Internal Revenue Code. Amount reported as
“Bonus” is modified based on whether the corporate transaction is a Change in Control or Merger of Equals, as defined in the 2019 Equity Incentive Plans and related equity award agreements. Although the term “Merger of Equals” is not a defined term in the employment agreements, in the event of a Merger of
Equals, followed by a termination without cause or for good reason an executive would receive the same bonus as set forth above under Discharge without cause or Resignation with Good Reason — No Corporate Transaction.
(6)Equity award agreements for all participants, including Named Executive Officers, provide for the acceleration of unvested equity awards in the event of disability, death, and in certain corporate transactions including a Change in Control as defined under the 2019 Equity Incentive Plans, and a Merger of
Equals as defined in the related equity award agreements for all participants. The amounts reported represent the value of unvested equity awards at
December 31, 2024, calculated as the sum of: (a) unvested shares of restricted stock and/or restricted stock units (time-based and performance-based)
multiplied by the last reported closing price of the Bancorp’s common stock as reported on December 31, 2024, of $11.62 per share. The restricted stock units granted in 2024 limit the acceleration of vesting as a result of disability or death, however, the table above assumes all restricted stock units vest upon disability or death.

CEO Pay Ratio
As required by applicable SEC rules, the Company is providing the following information with regard to the relationship of the total annual compensation of the Company’s median employee to the total annual compensation of the Company’s Chief Executive Officer, (the “CEO”). In 2024, Steven M. Klein, the Company’s
CEO had a total annual compensation of $1,477,009, as reflected in the 2024 Summary Compensation Table included in this Proxy Statement. The median employee, excluding our CEO, had a total annual compensation estimated to be $61,028 for 2024. As a result, the CEO’s 2024 total annual compensation was approximately 24 times that of the median employee.
In order to estimate our CEO pay ratio, we applied the same methodology as in 2023. We identified the median employee by examining the 2024 total cash compensation (base and bonus) for the active employees, excluding our CEO, who were employed by us on December 31, 2024, the determination date, and the last day of our payroll year. We included all employees, whether employed full-time or part-time. We annualized the base salaries of those individuals employed for less than the full year based on their part-time or full-time status.
We believe the use of total cash compensation for all employees is a consistently applied compensation measure because we do not widely distribute equity awards to all employees. After identifying the median employee based on total cash compensation, we calculated annual total compensation for such employee using the same methodology we use for our Named Executive Officers as set forth in the 2024 Summary Compensation Table in this Proxy Statement.
The required CEO pay ratio information is a reasonable estimate calculated in a manner consistent with SEC rules based on the methodologies and assumptions described above. SEC rules for identifying the median employee and determining the CEO pay ratio permit companies to employ a wide range of methodologies, estimates and assumptions. As a result, the CEO pay ratios reported by other companies which may have employed other permitted methodologies or assumptions and which may have a significantly different work force structure from the Company’s, is likely not comparable to the Company’s SEC-required or supplemental CEO pay ratios.

Pay Versus Performance
The tables below set forth additional compensation information for our NEOs, calculated in accordance with SEC rules.  “Compensation Actually Paid” does not represent the value of cash and shares of the Company’s common stock received by NEOs during the year, but rather is an amount calculated under SEC rules and includes, among other things, year-over-year changes in the value of unvested equity-based awards. As a result of the calculation methodology required by the SEC, “Compensation Actually Paid” differs from compensation actually received by the individuals and the compensation decisions described in the “Compensation Discussion and Analysis.”

54 | 2025 Proxy Statement	Northfield Bancorp, Inc.

					Value Based on Initial Fixed Investment of $100 as of December 31, 2019
	Summary Compensation Table Total for CEO(1) ($)	Compensation Actually Paid to CEO(2) ($)	Average Summary Compensation Table Total for Non-CEO NEOs(1) ($)	Average Compensation Paid for Non- CEO NEOs(2) ($)	Total Shareholder Return ($)	Peer Group Total Shareholder Return(3) ($)	Net Income ($)	EPS(4) ($)
2024	1,477,009	1,309,178	678,583	625,942	83.83	132.60	29,945,000	0.72
2023	1,227,780	1,106,887	615,020	566,720	86.46	96.65	37,669,000	0.86
2022	1,489,141	1,472,669	700,688	694,394	103.13	97.52	61,119,000	1.32
2021	1,466,249	1,604,735	691,800	754,470	102.25	124.06	70,654,000	1.45
2020	1,291,361	1,105,544	576,436	516,814	75.64	89.69	36,988,000	0.76
(1) The CEO for each reported period was Steven M. Klein. The Other NEOs for each reported period were William R. Jacobs, David V. Fasanella, Tara L. French, and Robin Lefkowitz except 2023 excluded Tara L. French since she retired in June 2023. Vickie Tomasello was added to Non-CEO NEOs for 2024.
(2) SEC rules require certain adjustments be made to the “Summary Compensation Table” totals to determine “Compensation Actually Paid” as reported in the above “Pay Versus Performance Table”. For purposes of the equity award adjustments shown below, no equity awards were cancelled due to a failure to meet vesting conditions and are assumed to be paid at the targeted amounts. The following table details the applicable adjustments that were made to determine
“Compensation Actually Paid” (all amounts are averages for the NEOs other than the CEO).
(3) The Peer Group Total Shareholder Return is the KBW NASDAQ Bank Index.
(4) We have identified diluted earnings per share ("EPS") as the financial measure that, in our assessment, represents the most important performance measure used to link executive compensation actually paid during the most recent fiscal year to Company performance.

			Equity Award Adjustments
	Executive(s)	Summary Compensation Table Total ($)	Deduct Equity Awards Granted in Current Year ($)	Add year-end Value of Unvested Equity Awards Granted in Current Year ($)	Change in Value of Unvested Equity Awards Granted in Prior Years ($)	Change in Value of Equity Awards Granted in Prior Years Which Vest in Current Year ($)	Compensation Actually Paid ($)
2024	CEO	1,477,009	436,808	381,345	(39,248)	(73,120)	1,309,178
2024	Other NEOs	678,583	181,435	158,398	(11,621)	(17,983)	625,942
2023	CEO	1,227,780	388,455	337,018	(116,270)	46,814	1,106,887
2023	Other NEOs	615,020	153,797	133,432	(45,535)	17,600	566,720
2022	CEO	1,489,141	296,490	295,551	(13,840)	(1,693)	1,472,669
2022	Other NEOs	700,688	119,131	118,754	(5,279)	(638)	694,394
2021	CEO	1,466,249	283,909	371,196	49,602	1,597	1,604,735
2021	Other NEOs	691,800	112,043	146,490	17,742	10,481	754,470
2020	CEO	1,291,361	227,506	177,429	—	(135,740)	1,105,544
2020	Other NEOs	576,436	81,375	63,463	(8,310)	(33,400)	516,814
List of Financial Performance Measures
For performance year 2024, our Compensation Committee identified the performance measures listed below as the most important in their compensation-setting process for NEOs.
•Diluted Earnings Per
Share
•Return on Average
Assets
•Total Loan Growth
•C&I Loan Growth
•Total Deposit Growth
•Transaction Deposit
Growth

Northfield Bancorp, Inc.	2025 Proxy Statement | 55

Relationship between Pay and Performance
The charts below highlight the alignment between “Compensation Actually Paid” to our CEO and our non-CEO
NEOs and our Total Shareholder Return ("TSR") performance, net income, and diluted earnings per share (“Diluted
EPS”), for the past three fiscal years.

Total Compensation Actually Paid vs. Total Shareholder Return
$1,800,000
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
140
120
100
80
60
40
20
0
2020
2021
2022
2023
2024
Compensation Actually Paid to CEO
Average Compensation Paid to Non-CEO NEOs
NFBK Total Shareholder Return
Peer Group Total Shareholder Return

TSR Indexed to $100 Per Share
Total Compensation

Total Compensation Actually Paid vs.
Net Income
$1,800,000
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
$80,000,000
$70,000,000
$60,000,000
$50,000,000
$40,000,000
$30,000,000
$20,000,000
$10,000,000
$0
2020
2021
2022
2023
2024
Compensation Actually Paid to CEO
Average Compensation Paid to Non-CEO NEOs
Net Income

Total Compensation
Net Income

56 | 2025 Proxy Statement	Northfield Bancorp, Inc.

Total Compensation Actually Paid vs. Diluted EPS
$1,800,000
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
2020
2021
2022
2023
2024
Compensation Actually Paid to CEO
Average Compensation Paid to Non-CEO NEOs
Diluted EPS

Total Compensation
Diluted Earnings Per Share

Say-on-Pay
At the 2024 Annual Meeting, stockholders voted, on an advisory basis, whether to approve the compensation paid to the Named Executive Officers (“say-on-pay”). A significant majority of the votes, over 95%, were cast in favor of the resolution to approve the executive compensation described in the 2024 Proxy Statement.
At the 2019 Annual Meeting, stockholders voted on a non-binding proposal to establish whether stockholders should vote on executive compensation every one, two, or three years. A majority of the votes were cast in favor of holding the non-binding vote on executive compensation every year. The Board of Directors took this vote into account in passing a resolution in which it approved holding a non-binding stockholder vote on executive compensation every year.

Northfield Bancorp, Inc.	2025 Proxy Statement | 57

Audit-Related Matters

Audit Committee Report
In carrying out its responsibilities under the Audit Committee Charter, the Audit Committee, among other things:
•monitors the preparation of quarterly and annual financial reports by the Company’s management;
•evaluates the length of time the independent registered public accountants have provided services to the Company considering, among other things, their qualifications, industry expertise, and engagement team rotation policies, and also discusses professional practice matters, including training, audit quality processes, and regulatory report findings and related responses;
•supervises the relationship between the Company and its independent registered public accountants, including: reviewing the scope of their audit services; approving audit and non-audit services; and
confirming the independence of the independent registered public accountants;
•oversees management’s implementation and maintenance of effective systems of internal and disclosure controls, and review of the Company’s internal auditing program; and
•monitors financial reporting risks assigned to the Committee by the Board under the Company’s
Enterprise Risk Management program and reports thereon to the Board.
The Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. The Committee’s meetings include, whenever appropriate, executive sessions in which the Committee meets separately with the Company’s independent registered public accountants, the Company’s internal auditors, the Company’s chief financial officer, and SEC counsel.
As part of its oversight of the Company’s financial statements, the Committee reviews and discusses with both management and the Company’s independent registered public accountants all annual and quarterly financial statements prior to their issuance. During 2024, management advised the Committee that each set of financial statements reviewed had been prepared in accordance with U.S. generally accepted accounting principles, and reviewed significant accounting and disclosure issues with the Committee. The Committee’s review included discussions with the independent registered public accountants of matters required to be discussed pursuant to
Public Company Accounting Oversight Board Auditing Standard No. 1301 (Communications with Audit
Committees), including the quality of the Company’s accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The Committee also discussed with the independent registered public accountants matters relating to their independence, including a review of their audit, written disclosures, and a letter from Crowe LLP to the Audit Committee pursuant to applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with audit committees concerning independence.
In addition, the Committee reviewed key initiatives and programs aimed at maintaining the effectiveness of the
Company’s internal controls and management’s disclosure control structure. As part of this process, the
Committee continued to monitor the scope and adequacy of the Company’s internal auditing program, reviewing internal audit department staffing levels and steps taken to maintain the effectiveness of internal procedures and controls.
Taking all of these reviews and discussions into account, the Committee members recommended to the Board of
Directors that the Company’s audited consolidated financial statements be included in the Company’s Annual
Report on Form 10-K for the year ended December 31, 2024, for filing with the SEC.
The members of the Audit Committee who issued this report were: Annette Catino who served as Chair, Gil
Chapman, Timothy C. Harrison, and Paul V. Stahlin.

58 | 2025 Proxy Statement	Northfield Bancorp, Inc.

Policy for Approval of Audit and Permitted Non-Audit Services
The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm, either by approving services prior to the engagement or pursuant to a pre-
approval policy with respect to particular services. These services may include audit services, audit-related services, tax services, and other services. The Audit Committee has delegated pre-approval authority to the Chair of the Audit Committee when expediency is necessary. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.
All audit, tax, and other categories of fees, as applicable, described below were approved either as part of our engagement for professional services or pursuant to the pre-approval policy described above. The Audit
Committee concluded that the provision of all such services, as applicable, was compatible with the maintenance of independence in the conduct of performing auditing functions.

Auditor Fees and Services
The following table presents fees for professional services rendered by Crowe LLP for 2024 and 2023:

	Year Ended December 31, 2024	Year Ended December 31, 2023
Audit Fees	$568,000	$525,000
Audit-Related Fees	7,000	—
Tax Fees	77,661	73,960
Total Fees	$652,661	$598,960
The following table presents fees for professional services rendered by our former independent registered public accounting firm, KPMG LLP for 2024 and 2023:

	Year Ended December 31, 2024	Year Ended December 31, 2023
Audit Fees	$—	$—
Audit-Related Fees	125,000	125,000
Total Fees	$125,000	$125,000
The aggregate fees included in the Audit Fees category were fees billed or expected to be billed for the calendar years for the audit of our annual financial statements and the review of our quarterly financial statements.
Audit Fees
Audit fees of $568,000 for the year ended December 31, 2024, and $525,000 for the year ended December 31,
2023, were for professional services rendered for the audits of our consolidated financial statements, review of quarterly financial information, and the internal control attestations required under the Sarbanes-Oxley Act of
2002 and the Federal Deposit Insurance Corporation regulations for the years ended December 31, 2024 and
2023.

Northfield Bancorp, Inc.	2025 Proxy Statement | 59

Audit-Related Fees
During 2024 and 2023, the Company incurred $125,000 in fees for professional services rendered by KPMG LLP in connection with issuing of their consent with the filing of the Company's Form 10-K for 2024 and 2023. During
2024, the Company incurred  $7,000 of fees for serviced rendered by Crowe LLP incurred for the assessment of the Company's goodwill for potential impairment.
Tax Fees or Other Fees
During 2024 and 2023, the Company incurred $77,661 and $73,960, respectively, in fees for tax services rendered by Crowe LLP. No other fees were incurred for 2024 or 2023.

60 | 2025 Proxy Statement	Northfield Bancorp, Inc.

Proposal 1:
Election of Directors
Our Board of Directors consists of 10 members.  Following the Annual

☑

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE PERSONS NOMINATED BY THE BOARD OF DIRECTORS.

Meeting, Mr. Ryan will be retiring and the Board of Directors will consist of nine members.  Our Bylaws provide that our Board of Directors shall be divided into three classes, and one class of directors is to be elected annually. Our directors are generally elected to serve for a three-year period, or a shorter period if the director is elected to fill a vacancy, subject to mandatory retirement in accordance with the Bancorp’s bylaws, or until their respective successors shall have been elected and qualified. Four directors will be elected at the annual meeting and will serve until their successors have been elected and qualified.
The Nominating and Corporate Governance Committee has nominated Gil
Chapman, Frank P. Patafio, and Steven M. Klein  to serve as directors for three-year terms, and Paul V. Stahlin for a one-year term.  Mr. Stahlin is being nominated for a one-year term so that the Board of Directors will be divided into three equal classes.
Each of the nominees is currently a member of the Board of Directors.
The table below sets forth certain ownership information regarding our
Board of Directors and the Named Executive Officers as of April 2, 2025. It
is intended that the proxies solicited on behalf of the Board of Directors
(other than proxies in which the vote is withheld as to the nominee) will be voted at the Annual Meeting for the election of the nominees identified in the above preamble. If the nominees are unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominees might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between the nominees and any other person pursuant to which such nominees were selected.

Northfield Bancorp, Inc.	2025 Proxy Statement | 61

Name(1)	Positions Held in Northfield Bancorp, Inc.	Shares of Common Stock Beneficially Owned(2)	Percent of Class
Annette Catino	Director	320,448(3)	*
Gil Chapman	Director	94,418(4)	*
John P. Connors, Jr.	Director	241,632(5)	*
Timothy C. Harrison	Director	114,313(6)	*
Karen J. Kessler	Director	100,354(7)	*
Steven M. Klein	Chairman, President, and Chief Executive Officer	778,020(8)	1.80%
Rachana A. Kulkarni	Director	18,688	*
Frank P. Patafio	Director	304,362(9)	*
Patrick L. Ryan	Director	185,361(10)	*
Paul V. Stahlin	Director	52,354(11)	*
David V. Fasanella	Executive Vice President, Chief Lending Officer	68,351(12)	*
William R. Jacobs	Executive Vice President, Chief Financial Officer	133,493(13)	*
Vickie Tomasello	Executive Vice President, Chief Risk Officer	14,660	*
Robin Lefkowitz	Executive Vice President, Chief Branch Administration, Deposit Operations and Business Development Officer	137,404(14)	*
All Directors and Executive Officers as a group (14 individuals)		2,563,859	5.95%(15)
*Less than 1%.
(1)The mailing address for each person listed is 581 Main Street, Suite 810, Woodbridge, New Jersey, 07095.
(2)See definition of “beneficial ownership” in the table “Voting Securities and Principal Holders Thereof.”
(3)Includes 89,852 shares held jointly with Ms. Catino’s spouse, 21,000 shares held in Ms. Catino’s IRA account, and 37,460 shares held in Ms. Catino’s SEP account. Also includes 32,000 shares that may be acquired within 60 days of April 2, 2025, by exercising options.
(4)Includes 7,651 shares held in Mr. Chapman’s IRA accounts, 31,897 shares held jointly with Mr. Chapman’s spouse and 6,763 shares held by Mr. Chapman’s spouse. Also includes 32,000 shares that may be acquired within 60 days of April 2, 2025 by exercising options.
(5)Includes 40,222 shares held in Mr. Connors’ IRA accounts, 14,300 shares held jointly with Mr. Connors’ spouse, and 841 shares held by Mr. Connors’ spouse.
Also includes 32,000 shares that may be acquired within 60 days of April 2, 2025, by exercising options.
(6)Includes 32,000 shares that may be acquired within 60 days of April 2, 2025 by exercising options.
(7)Includes 3,500 shares held in Ms. Kessler’s IRA account. Also includes 32,000 shares that may be acquired within 60 days of April 2, 2025 by exercising options.
(8)Includes 63,621 shares held in Northfield Bank’s 401(k) Plan and 55,457 shares allocated to Mr. Klein under Northfield Bank’s ESOP. Also includes 175,000 shares that may be acquired within 60 days of April 2, 2025 by exercising options.
(9)Includes 97,000 shares held jointly with Mr. Patafio’s spouse, 10,000  shares held in Mr. Patafio's IRA Account, and 119,424 shares held by Mr. Patafio’s spouse. Includes 32,000 shares that may be acquired within 60 days of April 2, 2025 by exercising options.
(10)Includes 78,332 shares held in family trusts, 7,000 shares held by Mr. Ryan’s spouse, 10,000 shares in Mr. Ryan's SEP, and 35,000 shares held in Mr. Ryan’s
IRA.
(11)Includes 30,000 shares held in Mr. Stahlin’s IRA account.
(12)Includes 2,263 shares held in Northfield Bank’s 401(k) Plan, 8,104 shares allocated to Mr. Fasanella under Northfield Bank’s ESOP, and 4,000 shares held in
Mr. Fasanella’s Roth IRA account.
(13)Includes 12,297 shares held in Northfield Bank’s 401(k) Plan, and 35,844 shares allocated to Mr. Jacobs under Northfield Bank’s ESOP. Also includes 12,000 shares that may be acquired within 60 days of April 2, 2025 by exercising options.
(14)Includes 3,000 shares held jointly with Ms. Lefkowitz’s spouse, 24,819 shares held in Northfield Bank’s 401(k) Plan, and 35,628 shares allocated to Ms.
Lefkowitz under Northfield Bank’s ESOP. Also includes 50,000 shares that may be acquired within 60 days of April 2, 2025, by exercising options.
(15)Directors and executive officers beneficially owned 2,563,859 shares of common stock, or 5.95% of the outstanding shares. To calculate ownership percentages of all directors and executive officers as a group, outstanding shares at April 2, 2025, have been increased by  429,000 shares, representing options held by all directors and executive officers of Northfield Bancorp, Inc. that may be acquired within 60 days by exercising such options.

62 | 2025 Proxy Statement	Northfield Bancorp, Inc.

Proposal 2:
Advisory Vote on Executive
Compensation
The compensation of our Principal Executive Officer, our Principal

☑

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RESOLUTION SET FORTH IN PROPOSAL 2.

Financial Officer and the other executive officers of the Company named in the Summary Compensation Table is described under “EXECUTIVE
COMPENSATION—Compensation Discussion and Analysis,”
compensation tables, and related narrative. Stockholders are encouraged to read that section of the Proxy Statement, which discusses our compensation philosophy, objectives, and process for determining compensation with respect to our Named Executive Officers.
In accordance with Section 14A of the Exchange Act, stockholders will be asked at the Annual Meeting to provide their support with respect to the compensation of our Named Executive Officers by voting on the following advisory, non-binding resolution:
“RESOLVED, that the compensation paid to the Company’s Named
Executive Officers, as disclosed in this Proxy Statement pursuant to Item
402 of Securities and Exchange Commission Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”
This advisory vote, commonly referred to as a “say-on-pay” advisory vote, is non-binding on the Board of Directors. Although non-binding, the
Board of Directors and the Compensation Committee value constructive dialogue on executive compensation and other important governance topics with our stockholders and encourage all stockholders to vote on this matter.
The Board of Directors and the Compensation Committee will review the voting results and take them into consideration when making future decisions regarding our executive compensation.

Northfield Bancorp, Inc.	2025 Proxy Statement | 63

Proposal 3 -
Advisory Vote on Frequency of
Future "Say-On-Pay" Votes
In accordance with Section 14A of the Exchange Act, we are providing a

☑

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF A “1-YEAR” FREQUENCY OPTION.

stockholder advisory vote to approve the compensation of executives
(the “say-on-pay” advisory vote in Proposal 2 above) this year. Pursuant to Section 14A of the Exchange Act, at the Annual Meeting, we are also asking stockholders to vote on whether future “say-on-pay” advisory votes on executive compensation should occur every year, every two years or every three years. We will submit to stockholders the question of the frequency of advisory votes on executive compensation at least once every six years.
After consideration, the Board of Directors recommends that future stockholder “say-on-pay” advisory votes on executive compensation be conducted every year.
Although the Board of Directors recommends a “say-on-pay” vote every year, stockholders will be able to specify one of four choices for this proposal: one year, two years, three years or abstain. Stockholders are not voting to approve or disapprove of the Board of Directors’
recommendation.
Although this advisory vote regarding the frequency of “say-on-pay”
votes is non-binding on the Board of Directors, the Board of Directors and the Compensation Committee will review the voting results and take them into consideration when deciding how often to conduct future “say-
on-pay” stockholder advisory votes.

64 | 2025 Proxy Statement	Northfield Bancorp, Inc.

Proposal 4:
Ratification of Appointment of
Independent Registered Public
Accounting Firm
Our independent registered public accounting firm for the year ended

☑

THE AUDIT
COMMITTEE OF THE
BOARD OF
DIRECTORS
UNANIMOUSLY
RECOMMENDS A
VOTE “FOR” THE
RATIFICATION OF
CROWE LLP AS THE
COMPANY’S
INDEPENDENT
REGISTERED PUBLIC
ACCOUNTING FIRM
FOR THE YEAR
ENDING DECEMBER
31, 2025.

December 31, 2024, was Crowe LLP. Our Audit Committee approved the engagement of Crowe LLP to be our independent registered public accounting firm for the year ending December 31, 2025, subject to the ratification of the engagement by our stockholders. At the Annual
Meeting, the stockholders will consider and vote on the ratification of the engagement of Crowe LLP for the year ending December 31, 2025.
Representatives of Crowe LLP are expected to participate via live audio webcast to respond to appropriate questions and to make a statement if they so desire.
Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change is in the best interest of Northfield Bancorp, Inc. and its stockholders.
In November 2022, the Audit Committee began a competitive selection process to determine the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The Audit
Committee invited several public accounting firms to participate in this process. As a result of that process, on March 14, 2023, the Committee dismissed KPMG LLP as the Company’s independent registered public accounting firm effective immediately.
During the two fiscal years ended December 31, 2022, and the subsequent interim period through March 14, 2023, there were no: (1)
disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events as defined by
Item 304(a)(1)(v) of Regulation S-K.
The audit reports of KPMG LLP on the consolidated financial statements of the Company as of and for the years ended December 31, 2022 and 2021 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except as follows:
KPMG LLP’s report on the consolidated financial statements of the Company as of and for the years ended
December 31, 2022 and 2021, contained a separate paragraph stating that “As discussed in Note 1 to the

Northfield Bancorp, Inc.	2025 Proxy Statement | 65

consolidated financial statements, the Company has changed its method of accounting for the recognition and measurement of credit losses as of January 1, 2021 due to the adoption of ASC Topic 326, Financial Instruments –
Credit Losses.”
The audit reports of KPMG LLP on the effectiveness of internal control over financial reporting as of December
31, 2022 and 2021 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.
The Company provided KPMG LLP with a copy of the foregoing disclosures and requested that KPMG LLP furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein. A copy of KPMG LLP’s letter, dated March 17, 2023, is filed as Exhibit 16.1 to a Current
Report on Form 8-K previously filed with the SEC on March 17, 2023.
As a result of the competitive process noted above, on March 14, 2023, the Audit Committee approved the appointment of Crowe LLP as the Company’s new independent registered public accounting firm for the year ending December 31, 2023, subject to completion of Crowe LLP’s standard client acceptance procedures and execution of an engagement letter. The appointment was approved by the Audit Committee. During the years ended December 31, 2022 and 2021, and the subsequent interim period prior to the engagement of Crowe LLP, neither the Company nor anyone on its behalf, consulted Crowe LLP with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the
Company or oral advice was provided that Crowe LLP concluded was an important factor considered by the
Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” or “reportable event” (as these terms are defined or described in Item
304(a)(1)(iv) and Item 304(a)(1)(v) of Regulation S-K, respectively).

66 | 2025 Proxy Statement	Northfield Bancorp, Inc.

Other Information

Delinquent Section 16(a) Reports
The Bancorp’s common stock is registered pursuant to Section 12(b) of the Exchange Act. Executive officers and directors of the Bancorp, and beneficial owners of greater than 10% of our shares of common stock (“10%
beneficial owners”), are required to file reports on Forms 3, 4, and 5 with the SEC disclosing beneficial ownership and changes in beneficial ownership. SEC rules require disclosure in our Proxy Statement and Annual Report on
Form 10-K of the failure of an officer, director, or 10% beneficial owner of the shares of common stock to file a
Form 3, 4, or 5 on a timely basis. Based upon our review of Forms 3, 4, and 5 provided to us for the year ended
December 31, 2024, we believe no director, executive officer or 10% beneficial owner of Northfield Bancorp, Inc.
failed to timely file any such required report.

Proxy Solicitation Costs
The cost of solicitation of proxies will be borne by the Bancorp. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of shares of common stock. In addition to solicitations by mail, our directors, officers, and regular employees may solicit proxies personally, by telephone, or other forms of communication without additional compensation. Our Annual Report on Form 10-K for the year ended December 31, 2024, has been mailed or made available online to all stockholders of record as of April 2, 2025. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing us.

Voting by Benefit Plans
If you participate in the ESOP or if you hold the Bancorp common stock through the Northfield Bank Employee
Savings Plan (the “401(k) Plan”), you will receive a Vote Authorization Form for the plans that reflect all shares you may direct the trustees to vote on your behalf under the plans. Under the terms of the ESOP, the ESOP Trustee votes all shares held by the ESOP, but each ESOP participant may direct the ESOP Trustee how to vote the shares of common stock allocated to his or her account. The ESOP Trustee, subject to the exercise of its fiduciary responsibilities, will vote all unallocated shares of the Bancorp common stock held by the ESOP and allocated shares for which no voting instructions are received or an instruction to “abstain” is received, in the same proportion as shares for which it has received timely voting instructions. Under the terms of the 401(k) Plan, a participant is entitled to provide voting instructions to the 401(k) Plan Trustee for all shares credited to his or her
401(k) Plan account and held in the Northfield Bancorp, Inc. Stock Fund. Shares for which no voting instructions are given or for which instructions were not timely received will be voted by the 401(k) Plan Trustee in the same proportion as shares for which voting instructions were received. The deadline for returning your ESOP and
401(k) Plan voting instructions is 11:59 p.m. Eastern Time on May 21, 2025. ESOP and 401(k) Plan participants will not be able to vote their shares held in the plans at the Annual Meeting.

Other Matters
The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the Annual
Meeting, it is intended that the holders of the proxies will act in accordance with their best judgment.

Northfield Bancorp, Inc.	2025 Proxy Statement | 67

Online Delivery of Proxy and Other Materials
We have elected to take advantage of SEC rules that allow companies to furnish proxy materials to their stockholders on the Internet. We believe that the rules will allow us to provide our stockholders with the information they need to vote their shares, while also lowering the costs of delivery and reducing the environmental impact of producing and distributing the related proxy materials.
Since April 14, 2025 the proxy materials for the 2025 Annual Meeting (which includes the 2024 Annual Report to
Stockholders) have been available at the following website: www.eNorthfield.com/proxy. Stockholders who wish to receive a printed copy of the proxy materials available on this website may request copies in any of the following ways: (1) by telephone at 1-800-579-1639; (2) online at www.proxyvote.com; or (3) sending an e-mail to
sendmaterial@proxyvote.com, and enter in the subject line your voting control number that is found in the materials you received (information that is printed in the box above the arrow: XXXX XXXX XXXX XXXX).
Stockholders who are not eligible to vote at the Annual Meeting may find our 2024 Annual Report to Stockholders and the Notice of 2025 Annual Meeting and Proxy Statement on the Investor Relations portion of our Company website.

68 | 2025 Proxy Statement	Northfield Bancorp, Inc.

Important Notice Regarding the
Availability of Proxy Materials
for the Meeting of Stockholders
The Notice and Proxy Statement, Annual Report on Form 10-K, Proxy Card, and instructions regarding participation in the live audio webcast are available at www.eNorthfield.com/proxy.

Householding of Proxy Statements and Annual Reports
If you request a copy of the Annual Report and Proxy Statement, we intend to deliver only one copy of each to multiple registered stockholders sharing the same address unless we receive contrary instructions from one or more of the stockholders. If individual stockholders wish to receive a separate copy of the Annual Report or Proxy
Statement, they may call or write and request separate copies currently or in the future as follows:
Corporate Secretary
Northfield Bancorp, Inc.
581 Main Street, Suite 810
Woodbridge, New Jersey 07095
Phone: (732) 499-7200, ext. 2540
Fax: (732) 634-0798
Registered stockholders sharing the same address and receiving multiple copies of the Annual Report and Proxy
Statement may request the delivery of a single copy by writing or calling the above address or phone number.

BY ORDER OF THE BOARD OF DIRECTORS

Susan Aufiero-Peters, Esq
Senior Vice President and Corporate Secretary
Woodbridge, New Jersey
April 14, 2025
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NORTHFIELD BANCORP, INC.
C/O BROADRIDGE
P.O. BOX 1342
BRENTWOOD, NY 11717

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** **or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 27, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/NFBK2025**
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 27, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V69614-P24729-Z89266-Z89267 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NORTHFIELD BANCORP, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors for the term shown	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Gil Chapman - three-year term
02) Steven M. Klein - three-year term
03) Frank P. Patafio - three-year term
04) Paul V. Stahlin - one-year term

The Board of Directors recommends you vote FOR proposal 2.

The Board of Directors recommends you vote for 1 YEAR on proposal 3.

	1 Year	2 Years	3 Years	Abstain
3. An advisory, non-binding proposal with respect to the frequency that stockholders will vote on our executive compensation;	☐	☐	☐	☐

The Board of Directors recommends you vote FOR proposal 4.

such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally, but only one signature is required. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

V69615-P24729-Z89266-Z89267

NORTHFIELD BANCORP, INC.
Annual Meeting of Stockholders
May 28, 2025, 10:00 a.m. Eastern Time
Revocable Proxy
This Proxy is solicited by the Board of Directors.

The undersigned hereby appoints the full Board of Directors (other than those listed as nominees in this proxy), with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of Northfield Bancorp, Inc. (the "Company"), which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held virtually only at 10:00 a.m. (Eastern Time) on May 28, 2025. You may also participate in the Annual Meeting, submit questions, and vote online, until voting is closed, at www.virtualshareholdermeeting.com/NFBK2025. The proxy committee is authorized to cast all votes to which the undersigned is entitled as follows. Should the stockholder be present virtually and elect to vote during the Annual Meeting or at any adjournment thereof and after notification to the Corporate Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Corporate Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, AND THIS FORM IS RETURNED SIGNED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THE ABOVE-NAMED PROXIES AT THE DIRECTION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

The stockholder acknowledges receipt from the Company prior to the execution of this proxy of: the Notice of the Annual Meeting, which gives access to the audited financial statements and a proxy statement dated April 14, 2025 online at www.enorthfield.com/proxy, or the ability to obtain paper copies on the vote site www.proxyvote.com. The Board of Directors recommends a vote "FOR" all nominees listed, "FOR" proposals 2 and 4, and "1 YEAR" on proposal 3.

Continued and to be signed on reverse side